UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-08457
Exact name of registrant as specified in charter:	Delaware Group® Foundation Funds
Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106
Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106
Registrant’s telephone number, including area code:	(800) 523-1918
Date of fiscal year end:	March 31
Date of reporting period:	March 31, 2021

Item 1. Reports to Stockholders

Annual report

Multi-asset mutual fund

Delaware Strategic Allocation Fund

March 31, 2021

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Strategic Allocation Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2021, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Strategic Allocation Fund	March 31, 2021 (Unaudited)

Performance preview (for the year ended March 31, 2021)
Delaware Strategic Allocation Fund (Institutional Class shares)	1-year return	+35.54%
Delaware Strategic Allocation Fund (Class A shares)	1-year return	+35.37%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	+0.71%
S&P 500® Index (benchmark)	1-year return	+56.35%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Strategic Allocation Fund, please see the table on page 5. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 8 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks capital appreciation with current income as a secondary objective.

Market review

The fiscal year ended March 31, 2021, was mixed from a performance perspective, with risk assets in positive territory overall, albeit with heightened volatility. Just weeks before the period began, in mid-January 2020, the COVID-19 pandemic emerged in China. As reported cases around the globe increased significantly, it soon became clear that the virus would not be contained and, beginning in February, financial markets plunged worldwide. Then just weeks into the fiscal period, governments and central banks worldwide began providing unprecedented levels of fiscal and monetary support, setting the stage for a remarkable rebound in financial markets.

Contrasting themes marked the latter half of the fiscal year as equities recovered and pushed toward all-time highs despite virus cases increasing in the United States, Europe, and Asia. Investors focused instead on the improving economic data, the abundant liquidity provided by central banks, and the prospect of additional fiscal stimulus. Optimism faded in September as a resurgence in coronavirus cases, political uncertainty about the US presidential election, and continued US-China tensions concerned investors.

As 2020 drew to a close, even as COVID-19 cases were worsening globally, investors were buoyed by positive news on coronavirus vaccine development and clarity on the US election results. An unprecedented rally for risk assets resulted. Shortly after the election, two COVID-19 vaccines developed by Pfizer and Moderna, with higher-than-expected efficacy rates of about 95%, were granted Emergency Use Authorization by the Food and Drug Administration. The initial rollout of the vaccines was slow, however, and US case trends worsened. Some states added or reinstated restrictions as new cases and hospitalizations hit record highs daily. Holiday travel may have accelerated the spread.

In the first quarter of 2021, markets focused on key support themes. A stronger-than-expected US and European earnings season, the acceleration of the COVID-19 vaccine rollout globally, declining infection rates, and an ultra-accommodative monetary policy drove the markets. Against the positive economic backdrop, interest rates, which had slowly risen, increased their upward movement in the latter half of the quarter. As a result, markets sold off somewhat, and volatility

Portfolio management review
Delaware Strategic Allocation Fund

picked up as a global bond market rout ensued with the 10-year US Treasury rate climbing above 1.7% on an intraday basis.

The question now, in our view, is no longer whether the economic glass is half full or half empty, but whether the stimulating monetary and fiscal policy may make the glass overflow.

Within the Fund

For the fiscal year ended March 31, 2021, Delaware Strategic Allocation Fund underperformed its primary benchmark, the S&P 500® Index, and outperformed its other benchmark, the Bloomberg Barclays US Aggregate Index. The Fund’s Institutional Class shares gained 35.54%. The Fund’s Class A shares advanced 35.37% at net asset value and 27.54% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the S&P 500 Index gained 56.35% and the Bloomberg Barclays US Aggregate Index advanced 0.71%. For complete, annualized performance of Delaware Strategic Allocation Fund, please see the table on page 5.

At the overall portfolio level, overweights to structured finance, public corporates, and cash securities drove underperformance relative to the primary benchmark. Security selection in equities partially offset this.

The Fund seeks capital appreciation with current income as a secondary objective by investing in a combination of underlying securities representing a variety of asset classes and investment styles. The Fund will typically target about 60% of its net assets in equity securities and about 40% of its net assets in fixed income securities.

During the period, fixed income underperformed equities as rising interest rates negatively affected bond prices while equities continued to rally on hopes that the economy was recovering. As such, the Fund’s allocation to fixed income caused the largest drag on relative performance during the period. Within fixed income, an overweight to structured finance and US Treasurys drove underperformance.

The Fund continued to maintain a modestly conservative tilt toward international exposure relative to the benchmark. This international exposure also detracted, as it underperformed US equities during the period. Despite an accelerated rollout of vaccines for COVID-19 globally, many developed economies, including within Europe, were slow to implement vaccination programs and, with rising infection rates, government-imposed lockdowns continued to weigh across the region. As a result of the delayed normalization in some parts of the world, international equities lagged US equities for the period.

Another detractor from relative performance was the Fund’s exposure to US growth equities. Although they were up sharply throughout 2020, they lagged in the latter half of the investment period when investors took profits and reallocated to more cyclical stocks such as value equities. Rising interest rates negatively affected many growth companies, further hurting performance during the period.

At the sector level within the Fund’s corporate securities (equities, public corporates, and convertibles), underperformance was offset by investments in consumer staples and healthcare. Investments in the consumer staples sector made the largest contribution to relative performance during the period. Within the sector, exposure to household products, beverages, and food & staples retailing supported performance. The inelastic demand for these staples, along with recent stimulus checks sent to many US households, lifted the group higher.

The healthcare sector also contributed to relative performance. Exposure to biotechnology and healthcare equipment added to performance. During the period, as healthcare companies and governments raced to find a vaccine or other effective treatment for COVID-19, investors rotated into the space to take advantage of the sector’s defensive nature and the potential for a COVID-19 cure.

We periodically examine the contribution of derivatives to the Fund’s performance. Based on the available information, during the 12 months ended March 31, 2021, the Fund’s combination of futures, options, swaps, and currency positions had only a limited positive impact on performance.

Portfolio positioning

The Fund’s strategic policy weights reflect a commitment to seeking diversification across geographies and asset classes. As such, the Fund continued to maintain a modestly conservative tilt toward risk assets (equities) but adjusted the exposure during the period.

The most notable change was trimming exposure in fixed income and rotating into equities. As markets recovered from the initial decline induced by COVID-19, the Fund was able to take advantage of investments with what we viewed as attractive valuations. As such, the Fund decreased its exposure to investment grade fixed income and structure finance during the period.

Within equities, the Fund increased its international exposure. The increase reflects our base scenario of a broad global economic recovery in 2021 and 2022 and adds to the allocation of more cyclical market segments that have, in our estimation, attractive valuation levels relative to the US.

Outlook

We remain optimistic about the economic recovery. There are signs that new virus cases are declining globally even as many COVID-19-related challenges remain. Among them is the recent rise in global yields, which appear to be “normalizing” after the dramatic downturn at this point last year. We think this normalization is warranted by a vaccine-based recovery and the eventual tightening by central banks. With the economic recovery strengthening, we think the positive catalysts to an economic recovery may outweigh the risks to rising rates.

Rising real yields may provide a tailwind for pro-cyclical and pro-inflation parts of the market (including commodities, value, and small-cap equities) when consumers resume normal activities. With COVID-19 cases down as vaccines roll out, consumers are expected to spend some of their surging incomes (and savings) on getaways. Longer term, we remain optimistic about consumer spending, abnormally high savings, the vaccine rollout, and continued fiscal stimulus driving economic growth. Markets are starting to shift focus from the growth and technology companies boosted by COVID-19 to the value and cyclical companies that the pandemic hurt.

That said, the pandemic accelerated the adoption of technology throughout our daily lives, and we believe many of these structural changes may remain indefinitely, offsetting some upside inflation risks. We believe technological growth is extremely important since it drives productivity growth, which, in turn, drives potential gross domestic product (GDP) growth, possibly increasing the headroom for non-inflationary real growth.

We are still in early stages of the global vaccination and COVID-19 reopening programs. Even if lockdowns are implemented again in some regions before a full reopening (especially in Europe), we think that investors will look through the short-term noise and buy potential dips in the reopening trade. While many of the developed markets face challenges the pandemic caused, the economic recovery in China continues. As business there returns to a new normal, we think the interest and attention of the global investor

Portfolio management review
Delaware Strategic Allocation Fund

community is now focused on accessing what are viewed as growing opportunities in China.

We believe fixed income markets got a bit ahead of themselves about the speed and magnitude of recent yield increases. While the market seems to test the Fed’s willingness to tolerate higher inflation rates, we still believe that policy makers will remain accommodative. Within fixed income, we find that the appeal of investment grade credit has declined considerably, and we believe corporate spreads are already in their late-stage cycle. Low interest rates and high government spending are likely to persist, in our view, as policymakers attempt to mitigate the economic effects of pandemic control measures. We view the current fixed income backdrop as an opportunity to diversify out of low yielding cash and bonds.

The current economic environment is unprecedented as companies’ fundamentals may be affected most by vaccines, fiscal stimulus, and continued central bank support. As economies look to recover, nearly every sector faces significant financial hardship with market volatility lingering for longer than many have felt in some time. Investors globally must now grapple with anticipating and planning for what may come next. Nonetheless we remain positive on global growth and company earnings with the re-opening gaining traction.

We think a thoughtful, active management approach is needed given today’s increased political, economic, and market uncertainty. The Multi-Asset team’s decisions are taken collectively, and the weightings assigned to individual asset classes reflect our unique asset class ranking methodology, highlighted by our distinctive pairwise approach, which includes assessment of one asset class versus another on a head-to-head basis. Vigilant and continuous assessment of the current market environment may offer opportunities to take advantage of market dislocations and has the potential to achieve attractive risk-adjusted returns through an active focus on portfolio risk and diversification.

Performance summary
Delaware Strategic Allocation Fund	March 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. December 31, 1997)
Excluding sales charge	+35.37%	+8.09%	+6.39%	+5.42%
Including sales charge	+27.54%	+6.82%	+5.76%	+5.15%
Class C (Est. December 31, 1997)
Excluding sales charge	+34.26%	+7.26%	+5.57%	+4.64%
Including sales charge	+33.26%	+7.26%	+5.57%	+4.64%
Class R (Est. June 2, 2003)
Excluding sales charge	+34.94%	+7.80%	+6.10%	+6.37%
Including sales charge	+34.94%	+7.80%	+6.10%	+6.37%
Institutional Class (Est. December 31, 1997)
Excluding sales charge	+35.54%	+8.35%	+6.63%	+5.67%
Including sales charge	+35.54%	+8.35%	+6.63%	+5.67%
Bloomberg Barclays US Aggregate Index	+0.71%	+3.10%	+3.44%	+4.82%	*
S&P 500 Index	+56.35%	+16.29%	+19.91%	+8.27%	*

*	The benchmark lifetime returns are for Institutional Class share comparison only and are calculated using the last business day in the month of the Fund’s Institutional Class inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. In connection with the merger with Delaware Balanced Fund, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear

Performance summary
Delaware Strategic Allocation Fund

12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

This Fund is subject to the same risks as the underlying investment styles in which it invests.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Risk controls and asset allocation models do not promise any level of performance or guarantee against loss of principal.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.90% of the Fund’s average daily net assets from April 1, 2020 to March 31, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class
Total annual operating expenses
(without fee waivers)	1.18%	1.94%	1.44%	0.94%
Net expenses (including fee
waivers, if any)	1.14%	1.90%	1.40%	0.90%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 26, 2019 through July 29, 2021.

Performance of a $10,000 investment1
Average annual total returns from March 31, 2011 through March 31, 2021

For period beginning March 31, 2011 through March 31, 2021	Starting value	Ending value
S&P 500 Index	$10,000	$36,788
Delaware Strategic Allocation Fund – Institutional Class shares	$10,000	$19,005
Delaware Strategic Allocation Fund – Class A shares	$9,425	$17,500
Bloomberg Barclays US Aggregate Index	$10,000	$14,025

Performance summary
Delaware Strategic Allocation Fund

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on March 31, 2011, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 8.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index and the S&P 500 Index as of March 31, 2011.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DFBAX	245918503
Class C	DFBCX	245918701
Class R	DFBRX	245918834
Institutional Class	DFFIX	245918800

Disclosure of Fund expenses
For the six-month period from October 1, 2020 to March 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2020 to March 31, 2021.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses
For the six-month period from October 1, 2020 to March 31, 2021 (Unaudited)

Delaware Strategic Allocation Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	10/1/20	3/31/21	Expense Ratio	10/1/20 to 3/31/21*
Actual Fund return†
Class A	$1,000.00	$1,145.30	1.14%	$6.10
Class C	1,000.00	1,140.50	1.90%	10.14
Class R	1,000.00	1,142.60	1.40%	7.48
Institutional Class	1,000.00	1,145.60	0.90%	4.81
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.25	1.14%	$5.74
Class C	1,000.00	1,015.46	1.90%	9.55
Class R	1,000.00	1,017.95	1.40%	7.04
Institutional Class	1,000.00	1,020.44	0.90%	4.53

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies, including exchange-traded funds (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Security type / sector allocation, country allocation and top 10 equity holdings
Delaware Strategic Allocation Fund	March 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	58.07%
US Markets	27.09%
Communication Services	2.20%
Consumer Discretionary	3.06%
Consumer Staples	1.37%
Energy	0.62%
Financials	3.90%
Healthcare	4.29%
Industrials	3.59%
Information Technology	5.43%
Materials	1.17%
Real Estate	0.92%
Utilities	0.54%
Developed Markets	22.12%
Communication Services	0.89%
Consumer Discretionary	2.13%
Consumer Staples	2.41%
Energy	0.43%
Financials	4.34%
Healthcare	2.98%
Industrials	3.74%
Information Technology	2.04%
Materials	1.74%
Real Estate	0.57%
Utilities	0.85%
Emerging Markets	8.86%
Communication Services	1.96%
Consumer Discretionary	1.29%
Consumer Staples	0.53%
Energy	0.96%
Financials	0.54%
Healthcare	0.05%
Information Technology	3.18%
Materials	0.29%

Security type / sector allocation, country
allocation and top 10 equity holdings
Delaware Strategic Allocation Fund

Security type / sector	Percentage of net assets
Real Estate	0.02%
Utilities	0.04%
Exchange-Traded Funds	7.87%
Agency Collateralized Mortgage Obligations	0.70%
Agency Commercial Mortgage-Backed Securities	0.19%
Agency Mortgage-Backed Securities	9.98%
Collateralized Debt Obligations	1.23%
Corporate Bonds	9.16%
Banking	2.31%
Basic Industry	0.30%
Capital Goods	0.16%
Communications	1.96%
Consumer Cyclical	0.38%
Consumer Non-Cyclical	0.72%
Energy	0.83%
Financials	0.38%
Real Estate	0.21%
Technology	0.65%
Transportation	0.06%
Utilities	1.20%
Loan Agreements	1.02%
Municipal Bonds	0.31%
Non-Agency Asset-Backed Securities	0.60%
Non-Agency Collateralized Mortgage Obligations	0.94%
Non-Agency Commercial Mortgage-Backed Securities	1.31%
Rights	0.00%
Sovereign Bonds	3.56%
Preferred Stock	0.30%
US Treasury Obligations	2.34%
Short-Term Investments	2.56%
Total Value of Securities	100.14%
Liabilities Net of Receivables and Other Assets	(0.14)%
Total Net Assets	100.00%
Percentage
Country/Market*	of net assets
Developed Markets	28.40%
Australia	2.34%
Austria	0.35%
Belgium	0.41%

Percentage
Country/Market*	of net assets
Canada	0.19%
Cayman Islands	1.23%
Denmark	0.52%
Finland	0.22%
France	2.76%
Germany	2.75%
Hong Kong	0.49%
Ireland	0.31%
Israel	0.30%
Italy	0.75%
Japan	6.56%
Netherlands	1.46%
Portugal	0.10%
Singapore	0.61%
South Africa	0.15%
Spain	0.85%
Sweden	0.54%
Switzerland	2.20%
United Kingdom	3.26%
United States	0.05%
Emerging Markets	9.35%
Argentina	0.02%
Brazil	0.57%
Chile	0.08%
China	2.24%
China/Hong Kong	0.64%
Colombia	0.02%
India	0.76%
Indonesia	0.13%
Malaysia	0.00%
Mexico	0.35%
Peru	0.05%
Philippines	0.08%
Republic of Korea	2.14%
Russia	0.48%
Taiwan	1.67%
Turkey	0.12%
US Markets	59.83%
Total	97.58%

Security type / sector allocation, country allocation and top 10 equity holdings
Delaware Strategic Allocation Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Taiwan Semiconductor Manufacturing	0.89%
Samsung Electronics	0.80%
Tencent Holdings	0.78%
SK Hynix	0.65%
Microsoft	0.64%
Reliance Industries GDR	0.60%
Nestle	0.57%
Alphabet Class A	0.56%
MediaTek	0.55%
Alibaba Group Holding ADR	0.55%

*	Allocation includes all investments except for short-term.

Schedule of investments
Delaware Strategic Allocation Fund	March 31, 2021

	Number of shares	Value (US $)
Common Stock – 58.07%
US Markets – 27.09%
Communication Services - 2.20%
Alphabet Class A †	685	$1,412,826
AT&T	8,828	267,224
ATN International	1,138	55,899
Bumble Class A †	24	1,497
Century Communications =,†	25,000	0
Cinemark Holdings	5,876	119,929
Comcast Class A	20,332	1,100,164
Facebook Class A †	1,671	492,160
Nexstar Media Group Class A	535	75,130
Upwork †	1,145	51,262
Verizon Communications	11,300	657,095
Walt Disney †	6,476	1,194,951
Yelp †	2,947	114,933
		5,543,070
Consumer Discretionary – 3.06%
Amazon.com †	407	1,259,291
American Eagle Outfitters	9,193	268,803
Aramark	3,898	147,266
At Home Group †	2,748	78,868
BorgWarner	3,454	160,128
Brinker International	1,620	115,117
Children’s Place †	799	55,690
Chuy’s Holdings †	1,888	83,676
Dana	5,089	123,815
Dick’s Sporting Goods	1,375	104,706
Dollar Tree †	6,000	686,760
DR Horton	1,850	164,872
Five Below †	1,319	251,652
Hibbett Sports †	1,144	78,810
Home Depot	1,866	569,597
Jack in the Box	1,432	157,205
KB Home	3,559	165,600
La-Z-Boy	2,007	85,257
Lowe’s	3,700	703,666
Malibu Boats Class A †	2,025	161,352
NIKE Class B	2,860	380,065
Sonic Automotive Class A	959	47,538
Starbucks	3,072	335,678
Steven Madden	5,651	210,556
Taylor Morrison Home †	5,385	165,912
Texas Roadhouse †	3,828	367,258

Schedule of investments
Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Consumer Discretionary (continued)
Toll Brothers	2,898	$164,404
Tractor Supply	1,943	344,067
Waste Management	1,057	136,374
Wendy’s	5,919	119,919
		7,693,902
Consumer Staples – 1.37%
Archer-Daniels-Midland	12,100	689,700
BJ’s Wholesale Club Holdings †	3,748	168,135
Casey’s General Stores	1,277	276,074
Conagra Brands	17,798	669,205
General Mills	3,113	190,889
Helen of Troy †	789	166,211
J & J Snack Foods	1,022	160,484
Mondelez International Class A	11,273	659,809
PepsiCo	2,324	328,730
YETI Holdings †	2,018	145,720
		3,454,957
Energy – 0.62%
Chevron	4,449	466,211
ConocoPhillips	16,507	874,376
Earthstone Energy Class A †	2,438	17,431
Patterson-UTI Energy	6,414	45,732
PDC Energy †	4,811	165,498
		1,569,248
Financials – 3.90%
American Equity Investment Life Holding	2,803	88,379
American International Group	15,200	702,392
Axis Capital Holdings	2,824	139,986
BlackRock	395	297,814
Bryn Mawr Bank	1,304	59,345
Capital One Financial	1,615	205,476
City Holding	1,142	93,393
Comerica	1,748	125,401
Discover Financial Services	6,498	617,245
East West Bancorp	3,568	263,318
Enterprise Financial Services	1,049	51,862
Essent Group	5,959	282,993
First Bancorp (North Carolina)	2,344	101,964
First Financial Bancorp	4,581	109,944
First Foundation	1,235	28,973

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Financials (continued)
First Interstate BancSystem Class A	2,583	$118,921
Great Western Bancorp	2,717	82,298
Hamilton Lane Class A	1,362	120,619
Independent Bank	1,509	127,043
Independent Bank Group	1,768	127,720
Intercontinental Exchange	2,027	226,375
JPMorgan Chase & Co.	5,016	763,586
Kemper	651	51,898
KeyCorp	8,909	178,002
Lakeland Financial	360	24,908
MetLife	11,813	718,112
NMI Holdings Class A †	3,810	90,068
Old National Bancorp	6,964	134,684
Pacific Premier Bancorp	3,785	164,420
Primerica	310	45,824
Raymond James Financial	1,546	189,478
Reinsurance Group of America	1,236	155,798
RLI	741	82,673
Selective Insurance Group	1,802	130,717
South State	1,939	152,231
State Street	2,611	219,350
Stifel Financial	3,161	202,494
Travelers	933	140,323
Truist Financial	12,200	711,504
Umpqua Holdings	5,885	103,282
United Community Banks	4,283	146,136
US Bancorp	17,586	972,682
Valley National Bancorp	7,874	108,189
Webster Financial	1,278	70,431
WesBanco	3,260	117,556
WSFS Financial	3,058	152,258
		9,798,065
Healthcare – 4.29%
Abbott Laboratories	2,816	337,469
Agios Pharmaceuticals †	2,082	107,514
Amicus Therapeutics †	10,659	105,311
AtriCure †	1,415	92,711
Becton Dickinson and Co.	930	226,129
Blueprint Medicines †	1,462	142,150
Cardinal Health	11,100	674,325
Catalent †	1,251	131,743

Schedule of investments
Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Healthcare (continued)
ChemoCentryx †	2,361	$120,978
Cigna	4,350	1,051,569
CONMED	1,442	188,311
CryoLife †	4,353	98,291
CVS Health	8,600	646,978
Dexcom †	530	190,477
Edwards Lifesciences †	2,484	207,762
Exact Sciences †	1,374	181,066
GenMark Diagnostics †	5,226	124,901
Halozyme Therapeutics †	3,878	161,674
Insmed †	530	18,052
Intercept Pharmaceuticals †	1,382	31,897
Johnson & Johnson	6,852	1,126,126
Ligand Pharmaceuticals †	913	139,187
Merck & Co.	11,652	898,253
Merit Medical Systems †	2,985	178,742
Natera †	2,334	236,994
Neurocrine Biosciences †	1,600	155,600
NuVasive †	2,365	155,049
Omnicell †	927	120,389
Pfizer	7,891	285,891
Prestige Consumer Healthcare †	3,304	145,640
PTC Therapeutics †	2,333	110,467
Quidel †	714	91,342
Repligen †	634	123,256
Shockwave Medical †	1,149	149,669
Spectrum Pharmaceuticals †	7,749	25,262
Supernus Pharmaceuticals †	3,871	101,343
Tabula Rasa HealthCare †	2,663	122,631
Teladoc Health †	724	131,587
Thermo Fisher Scientific	703	320,835
TransMedics Group †	1,900	78,831
Travere Therapeutics †	5,599	139,807
Ultragenyx Pharmaceutical †	1,772	201,760
Vanda Pharmaceuticals †	6,978	104,810
Vertex Pharmaceuticals †	1,108	238,098
Viatris †	40,106	560,281
		10,781,158
Industrials – 3.59%
ABM Industries	2,832	144,460
Allegiant Travel †	964	235,274

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Industrials (continued)
Ameresco Class A †	4,096	$199,189
Applied Industrial Technologies	1,762	160,642
ASGN †	2,016	192,407
Barnes Group	1,681	83,277
BrightView Holdings †	5,800	97,846
Carlisle	652	107,306
Casella Waste Systems Class A †	1,146	72,851
Caterpillar	3,188	739,202
Columbus McKinnon	2,809	148,203
Deere	314	117,480
Eaton	1,154	159,575
Emerson Electric	1,610	145,254
ESCO Technologies	935	101,812
Federal Signal	3,978	152,357
Gates Industrial †	4,435	70,916
Generac Holdings †	291	95,288
Honeywell International	4,161	903,228
Hub Group Class A †	2,372	159,588
Ichor Holdings †	899	48,366
Ingersoll Rand †	1,040	51,178
Kadant	819	151,523
Knight-Swift Transportation Holdings	2,413	116,041
Lockheed Martin	411	151,865
MasTec †	2,298	215,323
MYR Group †	2,893	207,341
Northrop Grumman	2,100	679,644
Oshkosh	1,575	186,890
Parker-Hannifin	1,138	358,959
Quanta Services	1,291	113,582
Raytheon Technologies	11,279	871,528
Rexnord	3,507	165,145
Rockwell Automation	462	122,633
Southwest Airlines	2,468	150,696
Tetra Tech	1,492	202,494
Trane Technologies	1,690	279,796
Union Pacific	1,402	309,015
US Ecology †	2,689	111,970
Werner Enterprises	2,362	111,416
WESCO International †	2,175	188,203
WillScot Mobile Mini Holdings †	5,737	159,202
		9,038,965

Schedule of investments
Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Information Technology – 5.43%
Accenture Class A	1,348	$372,385
Activision Blizzard	766	71,238
Adobe †	862	409,769
Apple	10,921	1,334,000
Bandwidth Class A †	338	42,838
Blackline †	568	61,571
Box Class A †	1,933	44,382
Broadcom	2,153	998,260
Brooks Automation	3,271	267,077
Cisco Systems	19,168	991,177
Cognizant Technology Solutions Class A	7,873	615,039
ExlService Holdings †	1,846	166,435
Fidelity National Information Services	4,631	651,165
II-VI †	2,182	149,183
Intel	5,488	351,232
Intuit	526	201,490
J2 Global †	1,634	195,851
KBR	3,496	134,212
MACOM Technology Solutions Holdings †	876	50,826
MaxLinear †	3,856	131,413
Microsoft	6,772	1,596,635
Mimecast †	1,755	70,569
Motorola Solutions	3,627	682,057
NETGEAR †	1,994	81,953
Oracle	10,200	715,734
Plantronics †	310	12,062
PTC †	1,894	260,709
Q2 Holdings †	1,635	163,827
Rapid7 †	2,463	183,764
Roper Technologies	245	98,818
salesforce.com †	1,451	307,423
Semtech †	1,718	118,542
ServiceNow †	513	256,557
Silicon Laboratories †	960	135,427
Sprout Social Class A †	850	49,096
SS&C Technologies Holdings	4,109	287,096
Texas Instruments	1,494	282,351
Tyler Technologies †	908	385,473
Uber Technologies †	1,445	78,767

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Information Technology (continued)
Varonis Systems †	1,992	$102,269
Visa Class A	2,634	557,697
		13,666,369
Materials – 1.17%
Balchem	700	87,787
Boise Cascade	3,878	232,021
Coeur Mining †	3,536	31,930
Corteva	3,053	142,331
Dow	2,287	146,231
DuPont de Nemours	10,611	820,018
Eastman Chemical	1,447	159,344
Ferro †	5,615	94,669
Kaiser Aluminum	1,399	154,590
Minerals Technologies	2,504	188,601
Neenah	2,356	121,051
Quaker Chemical	586	142,849
Reliance Steel & Aluminum	766	116,654
Summit Materials Class A †	2,722	76,270
Westrock	4,566	237,660
Worthington Industries	2,797	187,651
		2,939,657
Real Estate – 0.92%
American Assets Trust	2,580	83,695
American Tower	1,218	291,175
Armada Hoffler Properties	5,663	71,014
Brixmor Property Group	6,115	123,706
Camden Property Trust	1,106	121,561
Cousins Properties	1,508	53,308
DiamondRock Hospitality †	7,045	72,564
EastGroup Properties	948	135,829
Equity Residential	10,045	719,523
First Industrial Realty Trust	2,288	104,768
Kite Realty Group Trust	5,527	106,616
Lexington Realty Trust	7,713	85,691
National Storage Affiliates Trust	2,316	92,478
Pebblebrook Hotel Trust	3,334	80,983
Physicians Realty Trust	6,533	115,438
RPT Realty	5,854	66,794
Spirit MTA REIT =,†	677	0
		2,325,143

Schedule of investments
Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
US Markets (continued)
Utilities – 0.54%
Black Hills	3,039	$202,914
Edison International	10,700	627,020
NorthWestern	2,120	138,224
South Jersey Industries	10,364	234,019
Spire	2,065	152,583
		1,354,760
Total US Markets (cost $39,150,520)		68,165,294
Developed Markets – 22.12%§
Communication Services – 0.89%
Nippon Telegraph & Telephone	20,860	535,418
PCCW	630,000	354,948
Telefonica	64,432	288,410
Telenet Group Holding	8,200	332,526
Toho	6,400	259,526
Vodafone Group	260,000	472,705
		2,243,533
Consumer Discretionary – 2.13%
Cie Generale des Etablissements Michelin	3,690	552,375
Honda Motor	17,200	515,573
Industria de Diseno Textil	11,790	388,514
LVMH Moet Hennessy Louis Vuitton	640	426,375
McDonald’s Holdings Co. Japan	7,700	354,662
Persimmon	10,500	425,574
Sony	8,000	837,751
Stanley Electric	11,100	330,318
Toyota Motor	11,888	925,058
Wesfarmers	15,040	601,683
		5,357,883
Consumer Staples – 2.41%
Beiersdorf	3,170	334,943
British American Tobacco	13,710	524,303
Chocoladefabriken Lindt & Spruengli †	50	436,439
Coles Group	29,430	357,880
Essity Class B	11,200	353,821
Koninklijke Ahold Delhaize	13,940	388,252
L’Oreal	1,770	678,332
Matsumotokiyoshi Holdings	7,000	311,673
Nestle	12,780	1,424,372
Sundrug	9,700	354,798

	Number of shares	Value (US $)
Common Stock (continued)
Developed Markets § (continued)
Consumer Staples (continued)
Suntory Beverage & Food	5,900	$219,269
Tate & Lyle	32,230	340,884
Wm Morrison Supermarkets	130,000	326,983
		6,051,949
Energy – 0.43%
Galp Energia	21,400	248,950
Royal Dutch Shell Class A	23,120	450,624
Royal Dutch Shell Class B	20,740	381,705
		1,081,279
Financials – 4.34%
AIA Group	73,000	885,492
Allianz	3,170	806,875
Aviva	75,000	422,058
Banco Bilbao Vizcaya Argentaria	100,000	519,037
Banco Espirito Santo =,†	370,000	0
Bank Leumi Le-Israel †	63,000	414,585
BNP Paribas †	11,300	687,488
Credit Suisse Group †	38,390	402,198
Dai-ichi Life Holdings	17,300	297,174
Daiwa Securities Group	74,100	382,864
DBS Group Holdings	27,900	597,116
Erste Group Bank †	12,890	437,158
Investec	122,450	370,031
KBC Group †	6,540	475,506
Medibank	210,000	446,615
Ninety One †	98,000	322,626
Nordea Bank †	57,070	561,980
QBE Insurance Group	34,193	249,844
Sompo Holdings	10,100	386,942
Standard Chartered	70,610	486,228
Swiss Life Holding †	880	432,575
UBS Group	35,320	546,906
UniCredit †	27,150	286,963
United Overseas Bank	26,400	506,922
		10,925,183
Healthcare – 2.98%
Alfresa Holdings	14,200	273,548
Astellas Pharma	25,100	385,822
AstraZeneca	8,800	879,183
Daiichi Sankyo	11,700	340,777

Schedule of investments
Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
Developed Markets § (continued)
Healthcare (continued)
GlaxoSmithKline	38,450	$682,732
Koninklijke Philips †	9,647	550,662
Kyowa Kirin	9,700	289,971
Nippon Shinyaku	4,700	349,343
Novartis	11,740	1,003,269
Novo Nordisk Class B	11,800	799,440
Roche Holding	1,750	565,558
Sanofi	7,290	720,252
Smith & Nephew	19,790	375,953
Sumitomo Dainippon Pharma	16,000	278,456
		7,494,966
Industrials – 3.74%
AGC	10,400	434,879
ANDRITZ	10,140	455,908
BAE Systems	71,400	497,082
Brenntag	5,200	443,937
Deutsche Lufthansa †	17,620	233,595
Deutsche Post	10,630	582,402
East Japan Railway	5,166	365,738
Eiffage †	3,800	380,386
Intertek Group	3,680	284,203
ITOCHU	16,586	537,313
Japan Airlines †	10,400	231,998
Mitsubishi	20,700	585,153
Miura	7,400	399,657
Schneider Electric	4,250	649,163
Siemens	4,940	811,039
Teleperformance	750	273,356
Vestas Wind Systems	2,250	461,830
Vinci	5,040	516,333
Volvo Class B †	21,990	556,205
West Japan Railway	5,000	277,038
Wolters Kluwer	4,870	423,303
		9,400,518
Information Technology – 2.04%
ASML Holding (New York Shares)	2,040	1,236,823
Capgemini	2,580	439,010
Computershare	35,100	400,969
Nice †	1,560	336,909
Obic	2,200	401,951

	Number of shares	Value (US $)
Common Stock (continued)
Developed Markets § (continued)
Information Technology (continued)
Omron	4,000	$312,125
SAP	7,070	865,745
Tokyo Electron	1,700	718,383
Venture	27,900	416,053
		5,127,968
Materials – 1.74%
BlueScope Steel	28,390	417,256
Boliden	11,530	427,748
Covestro 144A #	3,800	255,522
CRH	12,400	581,223
Givaudan †	140	539,470
LANXESS	6,570	484,314
Linde	507	142,031
Rio Tinto	7,790	596,031
Shin-Etsu Chemical	2,900	487,415
South32	209,460	447,058
		4,378,068
Real Estate – 0.57%
Daito Trust Construction	3,400	393,967
Grand City Properties	10,190	255,248
Klepierre	16,760	390,829
Mirvac Group	204,620	388,548
		1,428,592
Utilities – 0.85%
AusNet Services	195,880	273,013
Centrica †	370,000	276,158
E.ON	48,000	558,618
Enel	70,990	707,042
Tokyo Gas	14,900	331,373
		2,146,204
Total Developed Markets (cost $45,594,284)		55,636,143
Emerging Markets - 8.86%@
Communication Services – 1.96%
America Movil ADR Class L	6,429	87,306
Baidu ADR †	2,422	526,906
Grupo Televisa ADR †	18,488	163,804
iQIYI ADR †	1,826	30,348
LG Uplus	8,694	94,103
Mail.Ru Group GDR †	3,046	69,753

Schedule of investments
Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
Emerging Markets @ (continued)
Communication Services (continued)
NAVER	592	$197,203
SK Telecom ADR	42,555	1,158,773
Sohu.com ADR †	8,688	136,575
Telefonica Brasil ADR	9,422	74,151
Tencent Holdings	24,900	1,953,795
Tencent Music Entertainment Group ADR †	7	143
TIM ADR	8,073	91,629
Turkcell Iletisim Hizmetleri ADR	12,791	59,734
Weibo ADR †	1,972	99,507
Yandex Class A †	3,024	193,718
		4,937,448
Consumer Discretionary – 1.29%
Alibaba Group Holding ADR †	6,138	1,391,669
Arcos Dorados Holdings Class A	8,245	41,967
Astra International	312,200	113,381
B2W Cia Digital †	40,090	433,475
JD.com ADR †	11,936	1,006,563
LG Electronics	1,067	141,418
Trip.com Group ADR †	2,961	117,344
		3,245,817
Consumer Staples – 0.53%
BRF ADR †	25,034	112,403
Cia Cervecerias Unidas ADR	3,537	62,499
Coca-Cola Femsa ADR	5,174	239,039
Fomento Economico Mexicano ADR	1,012	76,234
Tata Consumer Products	13,320	116,396
Tingyi Cayman Islands Holding	143,724	264,002
Tsingtao Brewery Class H	29,400	260,565
Uni-President China Holdings	163,600	199,078
		1,330,216
Energy - 0.96%
China Petroleum & Chemical Class H	246,200	131,111
Gazprom PJSC ADR	50,460	300,943
Petroleo Brasileiro ADR	13,098	111,071
Reliance Industries GDR 144A #	27,156	1,501,727
Rosneft Oil PJSC GDR	47,967	362,726
		2,407,578
Financials – 0.54%
Akbank TAS †	65,566	37,241

	Number of shares	Value (US $)
Common Stock (continued)
Emerging Markets @ (continued)
Financials (continued)
Banco Bradesco ADR	22,220	$104,434
Banco Santander Brasil ADR	11,302	79,679
Banco Santander Mexico ADR †	30,062	165,341
Grupo Financiero Banorte Class O †	14,685	82,803
Itau Unibanco Holding ADR	29,636	146,995
Ping An Insurance Group Co. of China Class H	31,000	369,052
Samsung Life Insurance	1,972	136,084
Sberbank of Russia PJSC =	60,901	233,793
		1,355,422
Healthcare – 0.05%
BeiGene ADR †	356	123,916
Joinn Laboratories China Class H 144A #,†	100	1,729
		125,645
Information Technology – 3.18%
Hon Hai Precision Industry	133,582	580,527
MediaTek	41,000	1,392,388
Samsung Electronics	28,001	2,013,944
SK Hynix	13,902	1,627,581
Taiwan Semiconductor Manufacturing	109,069	2,243,840
WNS Holdings ADR †	1,982	143,576
Zhihu ADR †	500	4,055
		8,005,911
Materials – 0.29%
Cemex ADR †	12,322	85,884
Cia de Minas Buenaventura ADR †	11,225	112,587
Sociedad Quimica y Minera de Chile ADR	3,027	160,643
Tata Chemicals	11,685	120,152
Vale ADR	14,223	247,196
		726,462
Real Estate – 0.02%
Etalon Group GDR 144A #,†	20,100	32,461
IRSA Inversiones y Representaciones ADR †	4,584	17,832
IRSA Propiedades Comerciales ADR	221	2,177
UEM Sunrise †	113,419	11,899
		64,369

Schedule of investments
Delaware Strategic Allocation Fund

	Number of shares	Value (US $)
Common Stock (continued)
Emerging Markets @ (continued)
Utilities – 0.04%
Kunlun Energy	86,000	$90,380
		90,380
Total Emerging Markets (cost $11,379,725)		22,289,248
Total Common Stock (cost $96,124,529)		146,090,685

Exchange-Traded Funds – 7.87%
iShares MSCI EAFE ETF	12,350	936,994
iShares Russell 1000 Growth ETF	51,170	12,436,357
Vanguard FTSE Developed Markets ETF	21,500	1,055,865
Vanguard Mega Cap Growth ETF	24,813	5,138,028
Vanguard Russell 1000 Growth ETF	900	225,009
Total Exchange-Traded Funds (cost $12,603,075)		19,792,253

	Principal amount°
Agency Collateralized Mortgage Obligations – 0.70%
Fannie Mae REMICs
Series 2013-44 DI 3.00% 5/25/33 Σ	411,123	44,209
Freddie Mac REMICs
Series 5092 WG 1.00% 4/25/31 =	330,000	331,908
Freddie Mac Structured Agency Credit Risk REMIC
Trust
Series 2021-DNA1 M1 144A 0.667% (SOFR +
0.65%) 1/25/51 #,●	500,000	499,400
Series 2021-HQA1 M1 144A 0.717% (SOFR +
0.70%) 8/25/33 #,●	400,000	399,502
GNMA
Series 2013-113 LY 3.00% 5/20/43	450,000	476,162
Series 2017-10 KZ 3.00% 1/20/47	1,133	1,187
Total Agency Collateralized Mortgage Obligations (cost $1,754,025)		1,752,368

Agency Commercial Mortgage-Backed Securities – 0.19%
Freddie Mac Multifamily Structured Pass Through
Certificates
Series K729 A2 3.136% 10/25/24 ◆	100,000	107,725
FREMF Mortgage Trust
Series 2011-K15 B 144A 4.986% 8/25/44 #,●	20,000	20,198
Series 2012-K22 B 144A 3.686% 8/25/45 #,●	145,000	150,644

	Principal amount°	Value (US $)
Agency Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2014-K717 B 144A 3.625% 11/25/47 #,●	140,000	$141,472
Series 2014-K717 C 144A 3.625% 11/25/47 #,●	60,000	60,476
Total Agency Commercial Mortgage-Backed Securities (cost $480,358)		480,515

Agency Mortgage-Backed Securities – 9.98%
Fannie Mae S.F. 30 yr
2.00% 12/1/50	65,172	65,134
2.00% 1/1/51	24,827	24,815
2.00% 2/1/51	1,183,188	1,182,148
2.50% 7/1/50	489,292	504,279
2.50% 10/1/50	842,870	867,182
2.50% 11/1/50	539,128	553,855
2.50% 2/1/51	1,569,744	1,612,323
3.00% 12/1/46	831,961	876,922
3.00% 1/1/47	277,402	293,516
3.00% 11/1/49	389,922	413,221
3.00% 3/1/50	319,878	338,414
3.00% 7/1/50	127,511	133,703
3.00% 8/1/50	425,334	450,942
3.50% 7/1/47	121,550	130,618
3.50% 11/1/48	66,888	70,747
3.50% 3/1/50	30,846	32,650
3.50% 7/1/50	479,628	513,731
3.50% 9/1/50	830,457	906,661
4.00% 10/1/48	515,207	567,315
4.50% 4/1/44	48,759	54,962
4.50% 10/1/45	291,336	323,837
4.50% 5/1/46	395,672	445,195
4.50% 9/1/48	1,050,891	1,160,541
4.50% 9/1/49	417,651	461,062
5.00% 7/1/47	626,843	728,517
5.00% 8/1/49	1,382,623	1,564,121
5.50% 5/1/44	2,381,365	2,786,966
6.00% 10/1/38	580,906	694,271
6.00% 6/1/41	29,004	34,646
6.00% 7/1/41	987,466	1,180,473
6.00% 1/1/42	35,303	42,176
Fannie Mae S.F. 30 yr TBA
2.00% 4/1/51	1,452,000	1,449,278
2.50% 4/1/51	1,026,000	1,052,852

Schedule of investments
Delaware Strategic Allocation Fund

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
2.00% 11/1/50	549,750	$549,773
2.00% 12/1/50	112,601	111,488
2.00% 4/1/51	73,000	72,277
2.50% 11/1/50	214,588	221,181
2.50% 2/1/51	1,052,182	1,089,360
3.00% 7/1/50	596,593	622,621
3.00% 12/1/50	573,465	609,654
4.50% 8/1/48	150,699	165,444
4.50% 1/1/49	55,040	61,498
5.50% 9/1/41	35,287	41,414
GNMA II S.F. 30 yr
5.50% 5/20/37	10,395	11,858
6.50% 6/20/39	21,486	25,265
Total Agency Mortgage-Backed Securities (cost $24,990,629)		25,098,906

Collateralized Debt Obligations – 1.23%
Cedar Funding IX CLO
Series 2018-9A A1 144A 1.204% (LIBOR03M +
0.98%, Floor 0.98%) 4/20/31 #,●	250,000	250,185
Galaxy XXI CLO
Series 2015-21A AR 144A 1.244% (LIBOR03M +
1.02%) 4/20/31 #,●	600,000	600,474
Neuberger Berman Loan Advisers CLO 36
Series 2020-36A A1R 144A 1.474% (LIBOR03M +
1.25%, Floor 1.25%) 4/20/33 #,●	250,000	249,937
Northwoods Capital XV
Series 2017-15A A 144A 1.487% (LIBOR03M +
1.30%) 6/20/29 #,●	248,335	248,754
Octagon Investment Partners 33
Series 2017-1A A1 144A 1.414% (LIBOR03M +
1.19%) 1/20/31 #,●	250,000	250,268
Octagon Investment Partners 48
Series 2020-3A A 144A 1.732% (LIBOR03M +
1.50%, Floor 1.50%) 10/20/31 #,●	250,000	250,631
Park Avenue Institutional Advisers CLO
Series 2021-1A A1A 144A 1.595% (LIBOR03M +
1.39%, Floor 1.39%) 1/20/34 #,●	250,000	249,934
Signal Peak CLO 5
Series 2018-5A A 144A 1.328% (LIBOR03M +
1.11%, Floor 1.11%) 4/25/31 #,●	250,000	250,437
Sound Point CLO XXI
Series 2018-3A A1A 144A 1.395% (LIBOR03M +
1.18%, Floor 1.18%) 10/26/31 #,●	250,000	250,427

	Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
Venture 34 CLO
Series 2018-34A A 144A 1.471% (LIBOR03M +
1.23%, Floor 1.23%) 10/15/31 #,●	250,000	$250,427
Venture 42 CLO
Series 2021-42A A1A 144A 1.13% (LIBOR03M +
1.13%, Floor 1.13%) 4/15/34 #,●	250,000	249,937
Total Collateralized Debt Obligations (cost $3,088,285)		3,101,411

Corporate Bonds – 9.16%
Banking – 2.31%
Banco Santander 2.706% 6/27/24	200,000	211,129
Bank of America
1.658% 3/11/27 µ	105,000	105,392
1.898% 7/23/31 µ	115,000	108,115
2.676% 6/19/41 µ	125,000	117,282
2.831% 10/24/51 µ	20,000	18,397
3.458% 3/15/25 µ	215,000	230,958
Bank of Montreal 1.850% 5/1/25	210,000	215,382
BBVA USA 3.875% 4/10/25	250,000	273,299
Citizens Financial Group 2.850% 7/27/26	345,000	366,283
Credit Suisse Group 144A 5.100% 1/24/30 #,µ,ψ	200,000	193,300
Goldman Sachs Group
1.992% 1/27/32 µ	65,000	61,742
2.600% 2/7/30	70,000	70,906
3.500% 4/1/25	40,000	43,352
JPMorgan Chase & Co.
1.040% 2/4/27 µ	40,000	39,032
1.953% 2/4/32 µ	45,000	42,687
2.522% 4/22/31 µ	80,000	79,896
3.109% 4/22/41 µ	45,000	44,841
3.702% 5/6/30 µ	400,000	436,292
4.023% 12/5/24 µ	75,000	81,400
4.600% 2/1/25 µ,ψ	30,000	30,375
5.000% 8/1/24 µ,ψ	50,000	51,727
KeyBank 3.400% 5/20/26	500,000	539,761
Morgan Stanley
1.413% (LIBOR03M + 1.22%) 5/8/24 ●	650,000	660,359
1.794% 2/13/32 µ	5,000	4,671
2.750% 5/19/22	200,000	205,445
5.000% 11/24/25	30,000	34,515
PNC Bank 2.700% 11/1/22	250,000	258,785
PNC Financial Services Group 2.600% 7/23/26	175,000	185,000

Schedule of investments
Delaware Strategic Allocation Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Regions Financial 3.800% 8/14/23	80,000	$85,846
Santander UK 144A 5.000% 11/7/23 #	90,000	98,646
State Street 3.300% 12/16/24	260,000	283,711
SVB Financial Group
1.800% 2/2/31	45,000	41,583
4.100% 2/15/31 µ,ψ	135,000	135,422
Truist Bank
2.450% 8/1/22	85,000	87,303
2.636% 9/17/29 µ	73,000	76,561
Truist Financial 2.700% 1/27/22	105,000	106,914
USB Capital IX 3.500% (LIBOR03M +
1.02%) 5/10/21 ψ,●	138,000	132,825
Wells Fargo & Co. 3.900% 3/15/26 µ,ψ	50,000	50,526
		5,809,660
Basic Industry – 0.30%
Georgia-Pacific 8.000% 1/15/24	355,000	425,661
LyondellBasell Industries 4.625% 2/26/55	100,000	111,585
Newmont
2.250% 10/1/30	80,000	77,997
2.800% 10/1/29	140,000	144,146
		759,389
Capital Goods – 0.16%
Otis Worldwide
3.112% 2/15/40	60,000	59,235
3.362% 2/15/50	40,000	39,182
Reynolds Group Issuer 144A 4.000% 10/15/27 #	100,000	98,125
Teledyne Technologies
2.250% 4/1/28	115,000	114,519
2.750% 4/1/31	100,000	99,766
		410,827
Communications – 1.96%
American Tower Trust #1 144A 3.070% 3/15/48 #	240,000	243,098
AT&T
3.100% 2/1/43	59,000	55,179
3.500% 6/1/41	31,000	30,645
144A 3.500% 9/15/53 #	85,000	78,699
4.300% 2/15/30	60,000	67,595
CCO Holdings 144A 4.500% 8/15/30 #	250,000	255,114
Charter Communications Operating
3.700% 4/1/51	110,000	103,064

		Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Charter Communications Operating
4.500% 2/1/24		145,000	$158,675
5.050% 3/30/29		250,000	287,635
Comcast
3.200% 7/15/36		65,000	67,946
3.700% 4/15/24		550,000	600,840
Discovery Communications
144A 4.000% 9/15/55 #		20,000	19,723
4.125% 5/15/29		85,000	94,009
5.200% 9/20/47		35,000	41,558
Gray Television 144A 4.750% 10/15/30 #		98,000	97,326
Sprint Spectrum 144A 4.738% 3/20/25 #		220,000	236,241
Time Warner Entertainment 8.375% 3/15/23		575,000	659,528
T-Mobile USA
144A 1.500% 2/15/26 #		50,000	49,606
144A 2.550% 2/15/31 #		40,000	39,238
144A 3.000% 2/15/41 #		50,000	46,501
144A 3.500% 4/15/25 #		65,000	70,192
144A 3.750% 4/15/27 #		65,000	71,120
144A 3.875% 4/15/30 #		155,000	168,424
Turkcell Iletisim Hizmetleri 144A 5.800% 4/11/28 #		200,000	202,634
Verizon Communications
2.100% 3/22/28		30,000	30,145
2.550% 3/21/31		60,000	59,998
3.400% 3/22/41		55,000	55,915
3.550% 3/22/51		55,000	55,024
4.500% 8/10/33		540,000	627,830
ViacomCBS
4.375% 3/15/43		240,000	259,348
4.950% 1/15/31		45,000	53,134
Vodafone Group 4.875% 6/19/49		35,000	41,655
			4,927,639
Consumer Cyclical – 0.38%
Allison Transmission 144A 3.750% 1/30/31 #		250,000	242,656
Caesars Entertainment 144A 6.250% 7/1/25 #		103,000	109,929
Faurecia 3.750% 6/15/28	EUR	100,000	124,696
General Motors 5.000% 10/1/28		4,000	4,587
General Motors Financial
3.450% 4/10/22		440,000	450,411
5.250% 3/1/26		11,000	12,609
			944,888

Schedule of investments
Delaware Strategic Allocation Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical – 0.72%
AbbVie 2.950% 11/21/26	190,000	$202,443
Amgen 2.450% 2/21/30	115,000	115,976
Anheuser-Busch InBev Worldwide 4.150% 1/23/25	110,000	122,307
Bristol-Myers Squibb 2.900% 7/26/24	131,000	140,055
Cigna
1.131% (LIBOR03M + 0.89%) 7/15/23 ●	260,000	263,253
3.200% 3/15/40	45,000	45,126
4.125% 11/15/25	107,000	119,379
CVS Health
1.300% 8/21/27	35,000	33,653
1.875% 2/28/31	20,000	18,802
3.700% 3/9/23	44,000	46,708
3.750% 4/1/30	55,000	60,065
Energizer Holdings 144A 4.375% 3/31/29 #	100,000	100,500
New York and Presbyterian Hospital 4.063% 8/1/56	140,000	162,696
Regeneron Pharmaceuticals 1.750% 9/15/30	50,000	46,301
Takeda Pharmaceutical 4.400% 11/26/23	210,000	229,722
Viatris
144A 1.650% 6/22/25 #	20,000	20,091
144A 2.300% 6/22/27 #	15,000	15,147
144A 2.700% 6/22/30 #	30,000	29,660
144A 4.000% 6/22/50 #	25,000	25,542
		1,797,426
Energy – 0.83%
BP Capital Markets 4.875% 3/22/30 µ,ψ	70,000	75,162
Chevron USA 3.900% 11/15/24	200,000	220,321
Ecopetrol 6.875% 4/29/30	45,000	54,873
Energy Transfer 5.250% 4/15/29	40,000	45,561
Energy Transfer Operating 7.125% 5/15/30 µ,ψ	135,000	131,868
Kinder Morgan 3.600% 2/15/51	75,000	70,006
Marathon Oil
2.800% 11/1/22	55,000	56,429
4.400% 7/15/27	65,000	71,610
MPLX
1.750% 3/1/26	40,000	40,089
4.000% 3/15/28	35,000	38,676
4.125% 3/1/27	160,000	177,755
Occidental Petroleum 2.900% 8/15/24	100,000	99,029
ONEOK 7.500% 9/1/23	330,000	376,472
Sabine Pass Liquefaction 5.750% 5/15/24	334,000	377,070

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Schlumberger Holdings 144A 3.750% 5/1/24 #	95,000	$102,529
Tennessee Gas Pipeline 144A 2.900% 3/1/30 #	145,000	144,547
		2,081,997
Financials – 0.38%
AerCap Ireland Capital DAC 3.650% 7/21/27	200,000	210,036
Air Lease
2.875% 1/15/26	115,000	119,405
3.000% 2/1/30	130,000	127,428
Charles Schwab
4.000% 6/1/26 µ,ψ	55,000	55,951
4.000% 12/1/30 µ,ψ	45,000	44,291
Jefferies Group
4.150% 1/23/30	75,000	82,500
6.450% 6/8/27	80,000	99,849
6.500% 1/20/43	65,000	83,275
MetLife 6.400% 12/15/36	110,000	138,347
		961,082
Real Estate – 0.21%
American Tower 1.875% 10/15/30	100,000	93,673
CubeSmart
3.000% 2/15/30	43,000	43,738
3.125% 9/1/26	115,000	122,415
Global Net Lease 144A 3.750% 12/15/27 #	140,000	136,621
LifeStorage 3.500% 7/1/26	130,000	141,362
		537,809
Technology – 0.65%
International Business Machines 1.950% 5/15/30	100,000	96,880
Microchip Technology
3.922% 6/1/21	65,000	65,378
4.333% 6/1/23	185,000	198,539
NXP
144A 2.700% 5/1/25 #	10,000	10,496
144A 3.400% 5/1/30 #	25,000	26,439
144A 4.300% 6/18/29 #	12,000	13,444
144A 4.875% 3/1/24 #	370,000	411,403
Oracle
2.875% 3/25/31	80,000	81,504
2.950% 4/1/30	95,000	98,034
3.650% 3/25/41	45,000	45,600

Schedule of investments
Delaware Strategic Allocation Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
Oracle
3.950% 3/25/51	45,000	$46,470
Tencent Holdings 144A 3.280% 4/11/24 #	500,000	533,140
		1,627,327
Transportation – 0.06%
United Airlines 2014-1
Class A Pass Through Trust 4.000% 4/11/26 ◆	48,764	50,558
United Airlines 2014-2
Class A Pass Through Trust 3.750% 9/3/26 ◆	107,020	111,292
		161,850
Utilities – 1.20%
American Transmission Systems 144A 5.250%
1/15/22 #	40,000	41,261
Atlantic City Electric 4.000% 10/15/28	75,000	83,848
CenterPoint Energy 3.850% 2/1/24	164,000	177,768
Duke Energy 4.875% 9/16/24 µ,ψ	130,000	137,670
Entergy Arkansas 4.200% 4/1/49	190,000	213,201
Entergy Louisiana
4.000% 3/15/33	90,000	102,652
4.050% 9/1/23	25,000	26,893
4.950% 1/15/45	15,000	16,277
Evergy 4.850% 6/1/21	60,000	60,000
Evergy Metro 3.650% 8/15/25	270,000	295,664
Exelon 3.950% 6/15/25	35,000	38,282
LG&E and KU Energy 4.375% 10/1/21	485,000	489,283
NextEra Energy Capital Holdings
2.250% 6/1/30	85,000	83,233
3.150% 4/1/24	45,000	47,990
NiSource
0.950% 8/15/25	45,000	44,172
5.650% 6/15/23 µ,ψ	120,000	124,050
Pacific Gas and Electric
2.100% 8/1/27	30,000	29,415
2.500% 2/1/31	45,000	42,494
3.250% 6/1/31	25,000	24,943
3.300% 8/1/40	20,000	18,165
PacifiCorp
2.700% 9/15/30	20,000	20,534
3.300% 3/15/51	30,000	29,656
3.500% 6/15/29	255,000	278,111

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Perusahaan Listrik Negara 144A 4.125% 5/15/27 #	200,000	$215,283
Southern California Edison 4.875% 3/1/49	30,000	34,908
Vistra Operations
144A 3.550% 7/15/24 #	120,000	125,651
144A 4.300% 7/15/29 #	215,000	227,411
		3,028,815
Total Corporate Bonds (cost $22,096,100)		23,048,709

Loan Agreements – 1.02%
Applied Systems TBD X	300,000	299,391
Asplundh Tree Expert TBD 9/7/27 X	200,000	199,732
DaVita Tranche B-1 1.859% (LIBOR01M + 1.75%)
8/12/26 ●	348,494	346,921
HCA Tranche B13 1.859% (LIBOR01M + 1.75%)
3/18/26 ●	396,713	397,178
KFC Holding Tranche B 1.856% (LIBOR01M +
1.75%) 3/15/28 ●	100,000	100,134
Lamar Media Tranche B 1.604% (LIBOR01M +
1.50%) 2/5/27 ●	171,938	171,293
Logmein 1st Lien 4.854% (LIBOR01M + 4.75%)
8/31/27●	49,875	49,817
Pretium PKG Holdings 1st Lien 4.75% (LIBOR06M +
4.00%) 11/5/27 ●	249,375	249,479
SS&C Technologies Tranche B-3 1.859%
(LIBOR01M + 1.75%) 4/16/25 ●	50,122	49,684
SS&C Technologies Tranche B-4 1.859%
(LIBOR01M + 1.75%) 4/16/25 ●	37,424	37,099
Triton Water Holdings 1st Lien TBD 3/31/28 X	145,000	144,676
W.R. Grace & Co. Tranche B-1 1.953% (LIBOR03M
+ 1.75%) 4/3/25 ●	98,783	98,289
W.R. Grace & Co. Tranche B-2 1.953% (LIBOR03M
+ 1.75%) 4/3/25 ●	169,342	168,495
Whole Earth Brands 5.50% (PRIME03M + 4.50%)
2/2/28 ●	250,000	248,750
Total Loan Agreements (cost $2,567,442)		2,560,938

Municipal Bonds – 0.31%
Bay Area, California Toll Authority
(Build America Bonds) Series S3 6.907%
10/1/50	185,000	305,890

Schedule of investments
Delaware Strategic Allocation Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
New Jersey Turnpike Authority
(Build America Bonds) Series A 7.102% 1/1/41	105,000	$160,938
Oregon State Taxable Pension
5.892% 6/1/27	200,000	244,206
South Carolina Public Service Authority
(Santee Cooper) Series D 4.77% 12/1/45	60,000	72,112
Total Municipal Bonds (cost $698,455)		783,146

Non-Agency Asset-Backed Securities – 0.60%
American Express Credit Account Master Trust
Series 2017-5 A 0.486% (LIBOR01M + 0.38%)
2/18/25 ●	235,000	235,999
Ford Credit Auto Owner Trust
Series 2021-A B 0.70% 10/15/26	140,000	138,909
GM Financial Leasing Trust
Series 2021-1 B 0.54% 2/20/25	210,000	209,239
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	478,500	473,107
Mercedes-Benz Master Owner Trust
Series 2019-BA A 144A 2.61% 5/15/24 #	200,000	205,112
Tesla Auto Lease Trust
Series 2021-A A2 144A 0.36% 3/20/25 #	100,000	99,989
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #,●	13,285	13,317
Series 2015-6 A1B 144A 2.75% 4/25/55 #,●	29,622	29,827
Series 2017-1 A1 144A 2.75% 10/25/56 #,●	30,301	30,819
Series 2017-2 A1 144A 2.75% 4/25/57 #,●	31,875	32,352
Series 2018-1 A1 144A 3.00% 1/25/58 #,●	49,937	51,429
Total Non-Agency Asset-Backed Securities (cost $1,522,538)		1,520,099

Non-Agency Collateralized Mortgage Obligations – 0.94%
Credit Suisse First Boston Mortgage Securities
Series 2005-5 6A3 5.00% 7/25/35	23,139	23,452
JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	46,799	48,121
Series 2014-2 B1 144A 3.411% 6/25/29 #,●	77,427	79,578
Series 2014-2 B2 144A 3.411% 6/25/29 #,●	77,427	79,266
Series 2015-4 B1 144A 3.601% 6/25/45 #,●	151,816	157,584
Series 2015-4 B2 144A 3.601% 6/25/45 #,●	151,816	156,704
Series 2015-5 B2 144A 2.482% 5/25/45 #,●	169,260	173,739
Series 2015-6 B1 144A 3.55% 10/25/45 #,●	151,103	156,556
Series 2015-6 B2 144A 3.55% 10/25/45 #,●	151,103	155,800

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Sequoia Mortgage Trust
Series 2015-1 B2 144A 3.893% 1/25/45 #,●	40,273	$41,374
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR5 2A1 2.803% 4/25/36 ●	6,420	6,357
WST Trust
Series 2019-1 A 1.09% (BBSW1M + 1.08%)
8/18/50 ●	1,672,376	1,291,846
Total Non-Agency Collateralized Mortgage Obligations (cost $2,141,345)		2,370,377

Non-Agency Commercial Mortgage-Backed Securities – 1.31%
Banc of America Commercial Mortgage Trust
Series 2017-BNK3 B 3.879% 2/15/50 ●	340,000	365,385
COMM Mortgage Trust
Series 2014-CR20 AM 3.938% 11/10/47	345,000	371,721
Series 2015-3BP A 144A 3.178% 2/10/35 #	500,000	530,755
GS Mortgage Securities Trust
Series 2019-GC39 A4 3.567% 5/10/52	580,000	633,538
Series 2019-GC42 A4 3.001% 9/1/52	430,000	452,860
JPMorgan Chase Commercial Mortgage Securities
Trust
Series 2013-LC11 B 3.499% 4/15/46	125,000	124,662
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 ●	92,752	53,751
Morgan Stanley Capital I Trust
Series 2006-HQ10 B 5.448% 11/12/41 ●	248,013	244,222
Wells Fargo Commercial Mortgage Trust
Series 2016-BNK1 A3 2.652% 8/15/49	485,000	509,511
Total Non-Agency Commercial Mortgage-Backed Securities (cost $3,243,447)		3,286,405

	Number of shares
Rights – 0.00%
Sociedad Quimica y Minera de Chile
exercise price $3.10, expiration date 4/15/21 †	564	1,750
Total Rights (cost $0)		1,750

	Principal amount°
Sovereign Bonds – 3.56%
Argentina – 0.01%
Argentine Republic Government International Bonds
0.125% 7/9/30 ~	87,300	29,381
1.00% 7/9/29	3,033	1,093
		30,474

Schedule of investments
Delaware Strategic Allocation Fund

		Principal amount°	Value (US $)
Sovereign Bonds (continued)
Australia – 0.15%
Australia Government Bonds
0.25% 11/21/25	AUD	225,000	$167,767
1.50% 6/21/31	AUD	130,000	96,123
1.75% 6/21/51	AUD	55,000	33,462
2.25% 11/21/22	AUD	90,000	70,780
			368,132
Belgium – 0.09%
Kingdom of Belgium Government Bonds
0.10% 6/22/30	EUR	60,000	71,870
144A 0.40% 6/22/40 #	EUR	40,000	46,030
144A 0.80% 6/22/25 #	EUR	35,000	43,462
144A 1.70% 6/22/50 #	EUR	20,000	29,131
144A 4.25% 9/28/22 #	EUR	25,000	31,476
			221,969
Canada – 0.10%
Canadian When Issued Government Bonds
0.50% 9/1/25	CAD	55,000	43,037
1.00% 9/1/22	CAD	160,000	128,801
1.25% 6/1/30	CAD	55,000	42,925
2.00% 12/1/51	CAD	45,000	35,699
			250,462
Denmark – 0.02%
Denmark Government Bonds
144A 0.25% 11/15/52 #	DKK	60,000	8,990
0.50% 11/15/27	DKK	235,000	39,080
4.50% 11/15/39	DKK	30,000	8,425
			56,495
France – 0.42%
French Republic Government Bonds OAT
0.000% 2/25/23 ^	EUR	140,000	166,278
0.000% 11/25/30 ^	EUR	180,000	212,172
0.25% 11/25/26	EUR	105,000	128,001
0.50% 5/25/25	EUR	210,000	257,349
0.75% 11/25/28	EUR	135,000	170,588
144A 0.75% 5/25/52 #	EUR	110,000	127,042
			1,061,430

		Principal amount°	Value (US $)
Sovereign Bonds (continued)
Germany – 0.26%
Bundesrepublik Deutschland Bundesanleihe
0.000% 8/15/30 ^	EUR	140,000	$169,476
0.000% 5/15/35 ^	EUR	100,000	118,256
1.00% 8/15/25	EUR	120,000	151,251
1.50% 9/4/22	EUR	130,000	157,229
2.50% 8/15/46	EUR	35,000	65,018
			661,230
Italy – 0.36%
Italy Buoni Poliennali Del Tesoro
144A 0.85% 1/15/27 #	EUR	80,000	97,645
0.95% 8/1/30	EUR	130,000	157,549
1.35% 4/15/22	EUR	110,000	131,365
1.45% 11/15/24	EUR	180,000	223,519
144A 2.25% 9/1/36 #	EUR	220,000	300,840
			910,918
Japan – 1.27%
Japan Government Forty Year Bond 0.50% 3/20/60	JPY	7,400,000	62,478
Japan Government Ten Year Bonds
0.10% 9/20/27	JPY	99,600,000	908,121
0.10% 12/20/29	JPY	94,250,000	855,861
Japan Government Thirty Year Bond 0.60%
6/20/50	JPY	24,100,000	214,192
Japan Government Twenty Year Bonds
0.40% 6/20/40	JPY	58,000,000	517,787
1.70% 6/20/32	JPY	60,350,000	639,024
			3,197,463
Netherlands – 0.06%
Netherlands Government Bonds
144A 0.000% 7/15/30 #,^	EUR	25,000	29,987
144A 0.000% 1/15/52 #,^	EUR	30,000	31,834
144A 0.25% 7/15/25 #	EUR	35,000	42,625
144A 1.75% 7/15/23 #	EUR	30,000	37,166
			141,612
Philippines – 0.08%
Philippine Government International Bond 2.457%
5/5/30		200,000	202,650
			202,650

Schedule of investments
Delaware Strategic Allocation Fund

		Principal amount°	Value (US $)
Sovereign Bonds (continued)
Spain – 0.29%
Spain Government Bonds
0.000% 4/30/23 ^	EUR	65,000	$77,011
144A 0.60% 10/31/29 #	EUR	135,000	164,389
144A 0.80% 7/30/27 #	EUR	60,000	74,405
144A 2.35% 7/30/33 #	EUR	155,000	221,626
144A 3.80% 4/30/24 #	EUR	135,000	179,157
			716,588
Sweden – 0.01%
Sweden Government Bonds
144A 0.125% 5/12/31 #	SEK	130,000	14,487
144A 1.50% 11/13/23 #	SEK	90,000	10,788
2.50% 5/12/25	SEK	60,000	7,630
			32,905
United Kingdom – 0.44%
United Kingdom Gilt
0.125% 1/30/26	GBP	70,000	95,330
0.875% 10/22/29	GBP	125,000	173,733
1.25% 7/22/27	GBP	55,000	79,199
1.75% 9/7/22	GBP	80,000	113,011
1.75% 7/22/57	GBP	95,000	147,250
4.25% 3/7/36	GBP	170,000	333,311
4.25% 12/7/46	GBP	75,000	167,423
			1,109,257
Total Sovereign Bonds (cost $9,216,716)			8,961,585

		Number of shares
Preferred Stock – 0.30%
USB Realty 144A 1.388% (LIBOR03M +
1.147%) 1/15/22 #,ψ,●		100,000	77,750
Volkswagen 2.030%		2,430	679,929
Total Preferred Stock (cost $480,818)			757,679

		Principal amount°
US Treasury Obligations – 2.34%
US Treasury Floating Rate Notes
0.069% (USBMMY3M + 0.049%) 1/31/23 ●		3,565,000	3,566,942
0.075% (USBMMY3M + 0.055%) 7/31/22 ●		245,000	245,133
US Treasury Notes
0.125% 3/31/23		690,000	689,569
0.25% 3/15/24		470,000	468,770

	Principal amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Notes
0.75% 1/31/28	65,000	$62,329
1.125% 2/15/31	910,000	859,879
Total US Treasury Obligations (cost $5,917,015)		5,892,622

	Number of shares
Short-Term Investments – 2.56%
Money Market Mutual Funds – 2.56%
BlackRock FedFund – Institutional Shares
(seven-day effective yield 0.01%)	1,610,229	1,610,229
Fidelity Investments Money Market Government
Portfolio – Class I (seven-day effective yield
0.01%)	1,610,229	1,610,229
GS Financial Square Government Fund –
Institutional Shares (seven-day effective yield
0.03%)	1,610,229	1,610,229
Morgan Stanley Government Portfolio – Institutional
Share Class (seven-day effective yield 0.00%)	1,610,229	1,610,229
Total Short-Term Investments (cost $6,440,916)		6,440,916
Total Value of Securities–100.14%
(cost $193,365,693)		$251,940,364

†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2021, the aggregate value of Rule 144A securities was $14,700,417, which represents 5.84% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
@	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

Schedule of investments
Delaware Strategic Allocation Fund

●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2021. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
X	This loan will settle after March 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at March 31, 2021.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at March 31, 2021:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BNYM	AUD	(13,235)	USD	10,079	4/1/21	$27	$—
BNYM	CHF	507,994	USD	(539,198)	4/1/21	—	(1,709)
BNYM	SEK	(52,920)	USD	6,063	4/1/21	4	—
JPMCB	EUR	(115,000)	USD	140,201	4/8/21	5,319	—
JPMCB	JPY	(360,000,000)	USD	3,455,624	4/8/21	204,041	—
TD	AUD	(2,145,000)	USD	1,649,418	4/8/21	20,090	—
TD	CAD	(335,000)	USD	261,585	4/8/21	—	(4,992)
TD	DKK	(375,000)	USD	61,341	4/8/21	2,216	—
TD	EUR	(3,225,000)	USD	3,931,597	4/8/21	149,013	—
TD	GBP	(870,000)	USD	1,173,369	4/8/21	—	(26,043)
TD	SEK	(300,000)	USD	36,174	4/8/21	1,821	—
Total Foreign Currency Exchange Contracts						$382,531	$(32,744)

Futures Contracts
Exchange-Traded

						Variation
						Margin
			Notional		Value/	Due from
		Notional	Cost	Expiration	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Brokers
(45)	US Treasury 5 yr Notes	$(5,552,930)	$(5,580,503)	6/30/21	$27,573	$7,383
(50)	US Treasury 10 yr Notes	(6,546,875)	(6,697,345)	6/21/21	150,470	12,500
(16)	US Treasury 10 yr Ultra Notes	(2,299,000)	(2,379,836)	6/21/21	80,836	5,500
(5)	US Treasury Long Bonds	(772,969)	(801,386)	6/21/21	28,417	2,187
Total Futures Contracts			$(15,459,070)		$287,296	$27,570

Swap Contracts

IRS Contracts2

Reference
Obligation/
Termination		Fixed/
Date/		Floating					Variation
Payment		Interest		Upfront			Margin
Frequency		Rate		Payments			Due from
(Fixed Rate/	Notional	Paid		Paid	Unrealized	Unrealized	(Due to
Floating Rate)	Amount	(Received)	Value	(Received)	Appreciation[3]	Depreciation[3]	Brokers)
Centrally Cleared:
IRS 10/2/23[4] -
(Annually/		0.041%/
Annually)	2,225,000	(0.01)%	$9,347	$—	$9,347	$—	$455
IRS 10/1/25[4] -
(Annually/		0.115%/
Annually)	725,000	(0.01)%	19,049	—	19,049	—	1,359
IRS 2/1/26[5] -
(Semiannually/		(0.838)%/
Semiannually)	AUD 7,820,000	0.015%	(90,642)	—	—	(90,642)	1,931
IRS 10/1/27[4] -
(Annually/		0.251%/
Annually)	3,745,000	(0.01)%	208,429	—	208,429	—	14,727
IRS 10/1/30[4] -
(Annually/		0.449%/
Annually)	2,155,000	(0.01)%	202,402	—	202,402	—	11,657
IRS 10/1/40[4] -
(Annually/		0.761%/
Annually)	570,000	(0.01)%	107,718	—	107,718	—	6,088

Schedule of investments
Delaware Strategic Allocation Fund

IRS Contracts2

Reference
Obligation/
Termination		Fixed/
Date/		Floating					Variation
Payment		Interest		Upfront			Margin
Frequency		Rate		Payments			Due from
(Fixed Rate/	Notional	Paid		Paid	Unrealized	Unrealized	(Due to
Floating Rate)	Amount	(Received)	Value	(Received)	Appreciation[3]	Depreciation[3]	Brokers)
Centrally Cleared (continued):
IRS 10/1/45[4] -
(Annually/		0.793%/
Annually)	255,000	(0.01)%	$57,751	$—	$57,751	$—	$3,465
IRS 10/1/50[4] -
(Annually/		0.812%/
Annually)	560,000	(0.01)%	144,603	—	144,603	—	9,266
Total IRS
Contracts			$658,657	$—	$749,299	$(90,642)	$48,948

The use of foreign currency exchange contracts, futures contracts, and swap contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented on the previous page represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to Financial statements”.
[2]

An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.

[3]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(4,446).
[4]	Rate resets based on SOFR.
[5]	Rate resets based on BBSW6M.

Summary of abbreviations:
ADR – American Depositary Receipt
BBSW1M – Bank Bill Swap Rate 1 Month
BBSW6M – Bank Bill Swap Rate 6 Month
BNYM – Bank of New York Mellon
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
EAFE – Europe, Australasia, and Far East

Summary of abbreviations: (continued)
ETF – Exchange-Traded Fund
FREMF – Freddie Mac Multifamily
FTSE – Financial Times Stock Exchange
GDR – Global Depositary Receipt
GNMA – Government National Mortgage Association
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
IRS – Interest Rate Swap
JPMCB – JPMorgan Chase Bank
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
MSCI – Morgan Stanley Capital International
OAT – Obligations Assimilables du Tresor
PJSC – Private Joint Stock Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
TBA – To be announced
TBD – To be determined
TD – TD Bank
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
yr – Year

Summary of currencies:
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
DKK – Danish Krone
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
SEK – Swedish Krona

Schedule of investments
Delaware Strategic Allocation Fund

Summary of currencies: (continued)
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Strategic Allocation Fund	March 31, 2021

Assets:
Investments, at value*	$251,940,364
Cash	1,204,349
Cash collateral due from brokers	624,233
Foreign currencies, at valueΔ	731,150
Receivable for securities sold	1,484,396
Dividends and interest receivable	687,134
Unrealized appreciation on foreign currency exchange contracts	382,531
Foreign tax reclaims receivable	209,493
Variation margin due from brokers on centrally cleared interest rate swap
contracts	48,948
Variation margin due from broker on futures contracts	27,570
Receivable for fund shares sold	17,548
Total Assets	257,357,716
Liabilities:
Payable for securities purchased	4,965,244
Cash collateral due to brokers	290,000
Other accrued expenses	173,124
Investment management fees payable to affiliates	117,221
Payable for fund shares redeemed	102,310
Distribution fees payable to affiliates	51,197
Unrealized depreciation on foreign currency exchange contracts	32,744
Capital gains tax accrued	17,335
Swap payments payable	4,591
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,782
Trustees’ fees and expenses payable to affiliates	1,377
Accounting and administration expenses payable to affiliates	1,055
Reports and statements to shareholders expenses payable to affiliates	362
Legal fees payable to affiliates	304
Total Liabilities	5,758,646
Total Net Assets	$251,599,070

Net Assets Consist of:
Paid-in capital	$180,156,434
Total distributable earnings (loss)	71,442,636
Total Net Assets	$251,599,070

Statement of assets and liabilities
Delaware Strategic Allocation Fund

Net Asset Value
Class A:
Net assets	$198,448,027
Shares of beneficial interest outstanding, unlimited authorization, no par	16,361,762
Net asset value per share	$12.13
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$12.87

Class C:
Net assets	$11,062,426
Shares of beneficial interest outstanding, unlimited authorization, no par	912,638
Net asset value per share	$12.12

Class R:
Net assets	$1,509,327
Shares of beneficial interest outstanding, unlimited authorization, no par	125,020
Net asset value per share	$12.07

Institutional Class:
Net assets	$40,579,290
Shares of beneficial interest outstanding, unlimited authorization, no par	3,344,331
Net asset value per share	$12.13
____________________
*Investments, at cost	$193,365,693
ΔForeign currencies, at cost	742,621

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Strategic Allocation Fund	Year ended March 31, 2021

Investment Income:
Dividends	$3,120,774
Interest	1,366,266
Foreign tax withheld	(182,276)
4,304,764

Expenses:
Management fees	1,547,921
Distribution expenses — Class A	438,092
Distribution expenses — Class C	168,749
Distribution expenses — Class R	7,226
Dividend disbursing and transfer agent fees and expenses	199,501
Accounting and administration expenses	79,834
Registration fees	70,234
Reports and statements to shareholders expenses	66,925
Audit and tax fees	66,582
Custodian fees	58,048
Legal fees	51,670
Trustees’ fees and expenses	13,472
Other	75,318
2,843,572
Less expenses waived	(114,390)
Less expenses paid indirectly	(583)
Total operating expenses	2,728,599
Net Investment Income	1,576,165

Statement of operations
Delaware Strategic Allocation Fund

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	$19,258,234
Distributions from investment companies	6
Foreign currencies	32,094
Foreign currency exchange contracts	(527,008)
Futures contracts	166,534
Options purchased	(583)
Swap contracts	(1,924,418)
Net realized gain	17,004,859

Net change in unrealized appreciation (depreciation) of:
Investments[2]	48,879,013
Foreign currencies	4,862
Foreign currency exchange contracts	240,318
Futures contracts	362,019
Swap contracts	2,391,255
Net change in unrealized appreciation (depreciation)	51,877,467
Net Realized and Unrealized Gain	68,882,326
Net Increase in Net Assets Resulting from Operations	$70,458,491

[1]	Includes $(8,768) capital gains tax paid.
[2]	Includes $(17,335) capital gains tax accrued.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Strategic Allocation Fund

	Year ended
	3/31/21	3/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,576,165	$4,165,719
Net realized gain	17,004,859	4,600,201
Net change in unrealized appreciation (depreciation)	51,877,467	(30,169,919)
Net increase (decrease) in net assets resulting from
operations	70,458,491	(21,403,999)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(3,243,998)	(15,220,592)
Class C	(198,993)	(1,757,045)
Class R	(21,677)	(154,159)
Institutional Class	(780,561)	(3,648,848)
	(4,245,229)	(20,780,644)

Capital Share Transactions:
Proceeds from shares sold:
Class A	13,222,381	5,525,466
Class C	562,315	944,147
Class R	146,410	121,937
Institutional Class	2,759,469	5,143,725

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	2,989,600	14,133,230
Class C	196,435	1,732,225
Class R	21,676	154,156
Institutional Class	454,837	1,875,646
	20,353,123	29,630,532

Statements of changes in net assets
Delaware Strategic Allocation Fund

	Year ended
	3/31/21	3/31/20
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(24,282,501)	$(27,546,571)
Class C	(12,524,201)	(8,472,813)
Class R	(628,376)	(367,100)
Institutional Class	(7,745,864)	(13,500,491)
	(45,180,942)	(49,886,975)
Decrease in net assets derived from capital share
transactions	(24,827,819)	(20,256,443)
Net Increase (Decrease) in Net Assets	41,385,443	(62,441,086)

Net Assets:
Beginning of year	210,213,627	272,654,713
End of year	$251,599,070	$210,213,627

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Strategic Allocation Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
$9.12	$10.94	$11.46	$11.42	$10.80

0.07	0.18	0.22	0.21	0.17
3.14	(1.13)	(0.05)	0.71	0.84
3.21	(0.95)	0.17	0.92	1.01

(0.11)	(0.19)	(0.20)	(0.21)	(0.24)
(0.09)	(0.68)	(0.49)	(0.67)	(0.15)
(0.20)	(0.87)	(0.69)	(0.88)	(0.39)

$12.13	$9.12	$10.94	$11.46	$11.42

35.37%	(9.55% )	1.63%	8.35%	9.45%

$198,448	$156,436	$195,484	$172,750	$170,801
1.14%	1.13%	1.16%	1.14%	1.14%
1.18%	1.18%	1.22%	1.17%	1.18%
0.67%	1.66%	2.00%	1.79%	1.49%
0.63%	1.61%	1.94%	1.76%	1.45%
77%	103%	97%	93%	133%

Financial highlights
Delaware Strategic Allocation Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets
prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
$9.13	$10.94	$11.46	$11.42	$10.80

(0.01)	0.10	0.14	0.12	0.08
3.13	(1.12)	(0.05)	0.71	0.84
3.12	(1.02)	0.09	0.83	0.92

(0.04)	(0.11)	(0.12)	(0.12)	(0.15)
(0.09)	(0.68)	(0.49)	(0.67)	(0.15)
(0.13)	(0.79)	(0.61)	(0.79)	(0.30)

$12.12	$9.13	$10.94	$11.46	$11.42

34.26%	(10.19% )	0.82%	7.53%	8.62%

$11,063	$17,822	$27,275	$21,096	$22,602
1.90%	1.89%	1.92%	1.90%	1.90%
1.94%	1.94%	1.98%	1.93%	1.94%
(0.09% )	0.90%	1.24%	1.03%	0.73%

(0.13% )	0.85%	1.18%	1.00%	0.69%
77%	103%	97%	93%	133%

Financial highlights
Delaware Strategic Allocation Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
$9.08	$10.90	$11.40	$11.37	$10.76

0.04	0.15	0.19	0.18	0.14
3.12	(1.12)	(0.03)	0.70	0.83
3.16	(0.97)	0.16	0.88	0.97

(0.08)	(0.17)	(0.17)	(0.18)	(0.21)
(0.09)	(0.68)	(0.49)	(0.67)	(0.15)
(0.17)	(0.85)	(0.66)	(0.85)	(0.36)

$12.07	$9.08	$10.90	$11.40	$11.37

34.94%	(9.82% )	1.54%	8.01%	9.11%

$1,509	$1,564	$1,986	$1,580	$1,801
1.40%	1.39%	1.42%	1.40%	1.40%
1.44%	1.44%	1.48%	1.43%	1.44%
0.41%	1.40%	1.74%	1.53%	1.23%

0.37%	1.35%	1.68%	1.50%	1.19%
77%	103%	97%	93%	133%

Financial highlights
Delaware Strategic Allocation Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
3/31/21	3/31/20	3/31/19	3/31/18	3/31/17
$9.13	$10.95	$11.46	$11.42	$10.80

0.10	0.20	0.25	0.24	0.19
3.12	(1.12)	(0.04)	0.71	0.84
3.22	(0.92)	0.21	0.95	1.03

(0.13)	(0.22)	(0.23)	(0.24)	(0.26)
(0.09)	(0.68)	(0.49)	(0.67)	(0.15)
(0.22)	(0.90)	(0.72)	(0.91)	(0.41)

$12.13	$9.13	$10.95	$11.46	$11.42

35.54%	(9.29% )	1.96%	8.60%	9.70%

$40,579	$34,392	$47,910	$63,346	$79,009
0.90%	0.89%	0.92%	0.90%	0.90%
0.94%	0.94%	0.98%	0.93%	0.94%
0.91%	1.90%	2.24%	2.03%	1.73%
0.87%	1.85%	2.18%	2.00%	1.69%
77%	103%	97%	93%	133%

Notes to financial statements
Delaware Strategic Allocation Fund	March 31, 2021

Delaware Group® Foundation Funds (Trust) is organized as a Delaware statutory trust and offers one fund: Delaware Strategic Allocation Fund. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (“Limited CDSC”) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem shares within the second year and for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended March 31, 2021 and for all open tax years (years ended March 31, 2018–March 31, 2020), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended March 31, 2021, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Underlying Funds — The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund may invest include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its

Notes to financial statements
Delaware Strategic Allocation Fund

1. Significant Accounting Policies (continued)

investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset-and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended March 31, 2021.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2021, the Fund earned $583 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 0.90% of the Fund’s average daily net assets from April 1, 2020 through March 31, 2021.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. For these services, DMC, not the Fund, pays MIMAK a fee, which is 0.12% of the average daily net assets of the Fund.

As determined by MIMAK from time to time, Macquarie Investment Management Global Limited (MIMGL) is responsible for managing real estate investment trust securities and other equity asset classes to which MIMAK may allocate assets. In addition, MIMAK may seek investment advice and recommendations from DMC’s affiliates: Macquarie Investment Management Europe Limited (MIMEL)

Notes to financial statements
Delaware Strategic Allocation Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

and MIMGL. MIMAK may also permit MIMEL, MIMGL, and Macquarie Fund Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”) to execute Fund security trades on behalf of MIMAK. MIMAK may also permit MIMEL and MIMGL to exercise investment discretion for securities in certain markets where MIMAK believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and MIMAK may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended March 31, 2021, the Fund was charged $12,091 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended March 31, 2021, the Fund was charged $21,592 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 1.00% and 0.50% of the average daily net assets of Class C and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fee.

In connection with the merger with Delaware Balanced Fund, the Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and (2) 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shares will bear 12b-1 fees at the same blended rate, currently 0.24% of average daily net assets, based upon the allocation of the rates described on the previous page. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. These fees are calculated daily and paid monthly.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended March 31, 2021, the Fund was charged $14,180 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended March 31, 2021, DDLP earned $8,566 for commissions on sales of the Fund’s Class A shares. For the year ended March 31, 2021, DDLP received gross CDSC commissions of $38 and $5,693 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from July 26, 2019 through July 29, 2021.

3. Investments

For the year ended March 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$93,359,828
Purchases of US government securities	82,858,801
Sales other than US government securities	116,174,542
Sales of US government securities	84,691,214

Notes to financial statements
Delaware Strategic Allocation Fund

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$195,537,658
Aggregate unrealized appreciation of investments and derivatives	$65,450,773
Aggregate unrealized depreciation of investments and derivatives	(7,752,327)
Net unrealized appreciation of investments and derivatives	$57,698,446

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2021:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations[1]	$—	$1,420,460	$331,908	$1,752,368
Agency Commercial Mortgage-Backed Securities	—	480,515	—	480,515
Agency Mortgage-Backed Securities	—	25,098,906	—	25,098,906
Collateralized Debt Obligations	—	3,101,411	—	3,101,411
Common Stock
Communication Services	12,724,051	—	—	12,724,051
Consumer Discretionary	16,297,602	—	—	16,297,602
Consumer Staples	10,837,122	—	—	10,837,122
Energy	5,058,105	—	—	5,058,105
Financials	21,844,877	—	233,793	22,078,670
Healthcare	18,401,769	—	—	18,401,769
Industrials	18,439,483	—	—	18,439,483
Information Technology	26,800,248	—	—	26,800,248
Materials	8,044,187	—	—	8,044,187
Real Estate	3,785,643	32,461	—	3,818,104
Utilities	3,591,344	—	—	3,591,344
Corporate Bonds	—	23,048,709	—	23,048,709
Exchange-Traded Funds	19,792,253	—	—	19,792,253
Loan Agreements	—	2,560,938	—	2,560,938
Municipal Bonds	—	783,146	—	783,146
Non-Agency Asset-Backed Securities	—	1,520,099	—	1,520,099
Non-Agency Collateralized Mortgage Obligations	—	2,370,377	—	2,370,377
Non-Agency Commercial Mortgage-Backed Securities	—	3,286,405	—	3,286,405
Preferred Stock[1]	679,929	77,750	—	757,679
Rights	1,750	—	—	1,750
Sovereign Bonds	—	8,961,585	—	8,961,585
US Treasury Obligations	—	5,892,622	—	5,892,622
Short-Term Investments	6,440,916	—	—	6,440,916
Total Value of Securities	$172,739,279	$78,635,384	$565,701	$251,940,364

Notes to financial statements
Delaware Strategic Allocation Fund

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Derivatives[2]
Assets:
Futures Contracts	$287,296	$—	$—	$287,296
Swap Contracts	—	749,299	—	749,299
Foreign Currency Exchange Contracts	—	382,531	—	382,531
Liabilities:
Foreign Currency Exchange Contracts	$—	$(32,744)	$—	$(32,744)
Swap Contracts	—	(90,642)	—	(90,642)

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Agency Collateralized Mortgage Obligations	—	81.06%	18.94%	100.00%
Preferred Stock	89.74%	10.26%	—	100.00%
Common Stock	99.82%	0.02%	0.16%	100.00%

[2]	Foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.

During the year ended March 31, 2021, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2021 and 2020 were as follows:

	Year ended
	3/31/21	3/31/20
Ordinary income	$2,571,842	$4,733,759
Long-term capital gains	1,673,387	16,046,885
Total	$4,245,229	$20,780,644

5. Components of Net Assets on a Tax Basis

As of March 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$180,156,434
Undistributed ordinary income	4,778,247
Undistributed long-term capital gains	8,965,943
Unrealized appreciation of investments, foreign currencies, and derivatives	57,698,446
Net assets	$251,599,070

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, partnership income, market discount and premium on debt instruments, mark-to-market of foreign currency exchange contracts, tax treatment of passive foreign investment companies (PFICs) and securities no longer considered to be PFICs, tax deferral of losses on straddles, mark-to-market on futures, and tax treatment of swap contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2021, the Fund had no reclassifications.

Notes to financial statements
Delaware Strategic Allocation Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	3/31/21	3/31/20
Shares sold:
Class A	1,164,865	522,851
Class C	51,963	88,141
Class R	13,378	11,461
Institutional Class	251,515	472,279

Shares issued upon reinvestment of dividends and distributions:
Class A	267,012	1,338,660
Class C	17,486	163,197
Class R	1,948	14,655
Institutional Class	40,601	177,920
	1,808,768	2,789,164

Shares redeemed:
Class A	(2,220,630)	(2,578,339)
Class C	(1,109,200)	(791,327)
Class R	(62,561)	(36,121)
Institutional Class	(716,479)	(1,257,360)
	(4,108,870)	(4,663,147)
Net decrease	(2,300,102)	(1,873,983)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended March 31, 2021 and 2020, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
				Institutional
	Class A	Class C	Class A	Class
	Shares	Shares	Shares	Shares	Value
Year ended
3/31/21	6,725	195,166	194,977	6,719	$2,390,829
Year ended
3/31/20	9,498	37,071	28,422	18,126	505,356

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Fund, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Fund had no amounts outstanding as of March 31, 2021, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

At March 31, 2021, the Fund received $290,000 in cash collateral for open foreign currency exchange contracts, which is included in “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

Notes to financial statements
Delaware Strategic Allocation Fund

8. Derivatives (continued)

During the year ended March 31, 2021, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies, to fix the U.S. dollar value of a security between trade date and settlement date, and to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At March 31, 2021, the Fund posted $181,720 in cash as collateral for open futures contracts, which is presented as “Cash collateral due from broker” on the “Statement of assets and liabilities.”

During the year ended March 31, 2021, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the year ended March 31, 2021.

During the year ended March 31, 2021, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts — The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into interest rate swaps to manage its sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2021, the Fund entered into interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional

Notes to financial statements
Delaware Strategic Allocation Fund

8. Derivatives (continued)

amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2021, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended March 31, 2021, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2021, the Fund entered into CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At March 31, 2021, for bilateral derivative contracts, Fund posted $442,513 in cash collateral for open centrally cleared interest rate swap contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of March 31, 2021 were as follows:

	Asset Derivatives Fair Value
			Interest
Statement of Assets and	Currency	Equity	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Contracts	Total
Unrealized appreciation on
foreign currency
exchange contracts	$382,531	$—	$—	$—	$382,531
Variation margin due from
broker on futures
contracts**	—	—	287,296	—	287,296
Variation margin due from
brokers on centrally
cleared interest rate swap
contracts**	—	—	749,299	—	749,299
Total	$382,531	$—	$1,036,595	$—	$1,419,126

**	Includes cumulative appreciation (depreciation) of centrally cleared swap contracts from the date the contracts were opened through March 31, 2021. Only current day variation margin is reported on Delaware Strategic Allocation Fund’s “Statements of assets and liabilities.”

	Liability Derivatives Fair Value
			Interest
Statement of Assets and	Currency	Equity	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Contracts	Total
Unrealized depreciation on
foreign currency
exchange contracts	$(32,744)	$—	$—	$—	$(32,744)
Variation margin due to
brokers on centrally
cleared credit default
swap contracts**	—	—	(90,642)	—	(90,642)
Total	$(32,744)	$—	$(90,642)	$—	$(123,386)

**	Includes cumulative appreciation (depreciation) of centrally cleared swap contracts from the date the contracts were opened through March 31, 2021. Only current day variation margin is reported on Delaware Strategic Allocation Fund’s “Statements of assets and liabilities.”

Notes to financial statements
Delaware Strategic Allocation Fund

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended March 31, 2021 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Options	Swap
	Contracts	Contracts	Purchased	Contracts	Total
Currency contracts	$(527,008)	$—	$—	$—	$(527,008)
Interest rate contracts	—	166,534	—	(2,027,422)	(1,860,888)
Equity contracts	—	—	(583)	—	(583)
Credit contracts	—	—	—	103,004	103,004
Total	$(527,008)	$166,534	$(583)	$(1,924,418)	$(2,285,475)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total
Currency contracts	$240,318	$—	$—	$240,318
Interest rate contracts	—	362,019	2,594,403	2,956,422
Credit contracts	—	—	(203,148)	(203,148)
Total	$240,318	$362,019	$2,391,255	$2,993,592

The table below summarizes the average balance of derivative holdings by the Fund during the year ended March 31, 2021:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$90,837		$6,205,304
Futures contracts (average notional value)	1,104,498		6,298,886
Options contracts (average notional value)*	9		—
CDS contracts (average notional value)**	2,143,016		—
Interest rate swap contracts (average notional value)***	—		17,452,956
Interest rate swap contracts (average notional value)***	—	AUD	1,334,365

*	Long represents purchased options and short represents written options.
**	Long represents buying protection and short represents selling protection.
***	Long represents receiving fixed interest payments and short represents paying fixed interest payments.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At March 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Bank of New York Mellon	$31	$(1,709)	$(1,678)
JPMorgan Chase Bank	209,360	—	209,360
TD Bank	173,140	(31,035)	142,105
Total	$382,531	$(32,744)	$349,787

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
Bank of New York
Mellon	$(1,678)	$—	$—	$—	$—	$(1,678)
JPMorgan Chase
Bank	209,360	—	(180,000)	—	—	29,360
TD Bank	142,105	—	(110,000)	—	—	32,105
Total	$349,787	$—	$(290,000)	$—	$—	$59,787

(a)	The value of the related collateral exceeded the value of the derivatives as of March 31, 2021, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value

Notes to financial statements
Delaware Strategic Allocation Fund

10. Securities Lending (continued)

of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended March 31, 2021, the Fund had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund’s performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invests will cause the NAV of the Funds to fluctuate.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs ) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied

Notes to financial statements
Delaware Strategic Allocation Fund

11. Credit and Market Risk (continued)

by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2021. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and

Notes to financial statements
Delaware Strategic Allocation Fund

13. Recent Accounting Pronouncements (continued)

the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has implemented ASU 2018-13 on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

On December 2, 2020, Waddell & Reed Financial, Inc. (WDR), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds® by Macquarie, are now managed by DMC and distributed by DDLP.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2021, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Foundation Funds and Shareholders of Delaware Strategic Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Strategic Allocation Fund (the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 20, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)
Delaware Strategic Allocation Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2021, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	39.42%
(B) Ordinary Income Distributions (Tax Basis)*	60.58%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	40.49%
____________________

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on the Fund’s ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended March 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 99.79%. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV, as applicable.

For the fiscal year ended March 31, 2021, certain interest income paid by the Fund, determined to be Qualified Interest Income or Qualified Short-term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended March 31, 2021, the Fund has reported maximum distributions of Qualified Interest Income of $1,547,629 and Qualified Short-Term Capital Gains of $4,984,542.

The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 67.40%.

Board consideration of Investment Sub-Advisory Agreement for Delaware Strategic Allocation Fund at a meeting held November 17-19, 2020

At a meeting held on November 17-19, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of Delaware Strategic Allocation Fund (the “Fund”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”).

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMAK, including its personnel, operations, and financial condition, which had been provided by MIMAK. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMAK; information concerning MIMAK’s organizational structure and the experience of their key investment management personnel; copies of MIMAK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMAK; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreement. This discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by MIMAK, the Board reviewed the services to be provided by MIMAK pursuant to the Sub-Advisory Agreement as described at the Meeting. The Board reviewed materials provided by MIMAK regarding the experience and qualifications of the personnel who will be responsible for providing services to the Fund. The Board also considered relevant performance information provided with respect to MIMAK. In discussing the nature of the services proposed to be provided by MIMAK, it was observed that the Sub-Advisory Agreement will expand the sub-advisory services already provided by MIMAK to include the provision of discretionary investment management services as well as asset allocation services. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by MIMAK to the Fund and its shareholders and was confident in the abilities of MIMAK to provide quality services to the Fund and its shareholders.

Investment performance. In regard to the appointment of MIMAK for the Fund, the Board reviewed information on prior performance for MIMAK. In evaluating performance, the Board considered its previous approval of MIMAK to provide fully discretionary services to other Delaware Funds.

Sub-advisory fees. The Board considered that DMC would pay MIMAK a discretionary investment sub-advisory fee based on the extent to which MIMAK provides services to the Fund as described in the Sub-Advisory Agreement, in addition to the asset allocation sub-advisory fee previously approved. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the

Other Fund information (Unaudited)
Delaware Strategic Allocation Fund

Board consideration of Investment Sub-Advisory Agreement for Delaware Strategic Allocation Fund at a meeting held November 17-19, 2020 (continued)

fees in light of the nature, extent, and quality of the sub-advisory services to be provided by MIMAK. The Board noted that the sub-advisory fees are paid by DMC to MIMAK and are not additional fees borne by the Fund, and that the management fee paid by the Fund to DMC would stay the same at current asset levels. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and MIMAK, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale and fall out benefits. Trustees were also given available information on profits being realized by MIMAK in relation to the services being provided to the Fund and in relation to MIMAK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided with, and considered, information on potential fall-out benefits derived or to be derived by MIMAK in connection with its relationship to the Fund. The Board considered the potential benefit to DMC and MIMAK of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Fund and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Fund so that as the Fund grows in size, its effective investment management fee rates decline.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie	160	Trustee — UBS Relationship
610 Market Street	Chief Executive	Chief Executive	Investment Management[2]		Funds, SMA Relationship Trust,
Philadelphia, PA	Officer,	Officer	(January 2019–Present)		and UBS Funds
19106-2354	and Trustee	since August 2015	Head of Americas of		(May 2010–April 2015)
February 1970		Trustee since	Macquarie Group
		September 2015	(December 2017–Present)
Deputy Global Head of
Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment
Management Americas
(2015–2017)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D.	Trustee	Since January 2019	Managing Member, Stonebrook	160	None
Abernathy			Capital Management, LLC
610 Market Street			(financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	160	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March
19106-2354		2015
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private	160	Director — Banco Santander
610 Market Street			Wealth Management		International
Philadelphia, PA			(2011–2013) and Market		(October 2016–December 2019)
19106-2354			Manager, New Jersey Private		Director — Santander Bank, N.A.
November 1958			Bank (2005–2011) — J.P.		(December 2016–December
			Morgan Chase & Co.		2019)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph W. Chow	Trustee	Since January 2013	Private Investor	160	Director and Audit Committee
610 Market Street			(April 2011–Present)		Member — Hercules Technology
Philadelphia, PA					Growth Capital, Inc.
19106-2354					(July 2004–July 2014)
January 1953

John A. Fry	Trustee	Since January 2001	President — Drexel University	160	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and Governance
Philadelphia, PA			President — Franklin & Marshall		Committee Member —
19106-2354			College (July 2002–June 2010)		Community Health Systems
May 1960					(May 2004–Present)
Director — Drexel Morgan & Co.
(2015–2019)
Director, Audit and
Compensation Committee
Member — vTv Therapeutics Inc.
(2017–Present)
Director and Audit Committee
Member — FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
Director — Federal Reserve
Bank of Philadelphia
(January 2020–Present)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September	Private Investor	160	Trust Manager and Audit
Sevilla-Sacasa		2011	(January 2017–Present)		Committee Chair — Camden
610 Market Street			Chief Executive Officer — Banco		Property Trust
Philadelphia, PA			Itaú International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Strategic
January 1956			Executive Advisor to Dean		Planning and Reserves
			(August 2011–March 2012) and		Committee and Nominating
			Interim Dean		and Governance
			(January 2011–July 2011) —		Committee Member —
			University of Miami School of		Callon Petroleum Company
			Business Administration		(December 2019–Present)
			President — U.S. Trust, Bank of		Director — New Senior
			America Private Wealth		Investment Group Inc.
			Management (Private Banking)		(January 2021–Present)
			(July 2007-December 2008)		Director; Audit Committee
Member — Carrizo Oil & Gas,
Inc. (March 2018–December
2019)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman (2010–April 2013)	160	Director — HSBC North America
610 Market Street			— PNC Financial Services Group		Holdings Inc.
Philadelphia, PA					(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank USA,
National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and	160	Director; Finance Committee and
610 Market Street			President — Gore Creek Capital,		Audit Committee Member —
Philadelphia, PA			Ltd. (August 2009–Present)		H&R Block Corporation
19106-2354					(July 2008–Present)
August 1959					Director; Investments
Committee, Capital and Finance
Committee, and Audit
Committee Member — Grange
Insurance (2013–Present)
Trustee; Chair of Nominating and
Governance Committee and
Audit Committee Member — The
Merger Fund (2013–Present), The
Merger Fund VL (2013–Present);
WCM Alternatives: Event-Driven
Fund (2013–Present), and WCM
Alternatives: Credit Event Fund
(December 2017–Present)
Director; Chair of Governance
Committee and Audit Committee
Member — International
Securities Exchange (2010–2016)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	160	Director; Personnel and
610 Market Street			(January 2006–July 2012), Vice		Compensation Committee Chair;
Philadelphia, PA			President — Mergers &		Member of Nominating,
19106-2354			Acquisitions		Investments, and Audit
July 1948			(January 2003–January 2006),		Committees for various periods
			and Vice President and Treasurer		throughout directorship —
			(July 1995–January 2003) — 3M		Okabena Company (2009–2017)
Company

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in	160	None[3]
610 Market Street	General Counsel, and	since May 2013;	various capacities at different
Philadelphia, PA	Secretary	General Counsel	times at Macquarie Investment
19106-2354		since May 2015;	Management.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	Daniel V. Geatens has served in	160	None[3]
610 Market Street	and Treasurer	and Treasurer since	various capacities at different
Philadelphia, PA		October 2007	times at Macquarie Investment
19106-2354			Management.
October 1972

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served in	160	None
610 Market Street	and Chief Financial	and Chief Financial	various capacities at different
Philadelphia, PA	Officer	Officer since	times at Macquarie Investment
19106-2354		November 2006	Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	Frances A.	Christianna Wood
President and	Former Chief Executive	Sevilla-Sacasa	Chief Executive Officer
Chief Executive Officer	Officer	Former Chief Executive	and President
Delaware Funds®	Private Wealth Management	Officer	Gore Creek Capital, Ltd.
by Macquarie	J.P. Morgan Chase & Co.	Banco Itaú International	Golden, CO
Philadelphia, PA	New York, NY	Miami, FL
Janet L. Yeomans
Jerome D. Abernathy	Joseph W. Chow	Thomas K. Whitford	Former Vice President and
Managing Member,	Former Executive Vice	Former Vice Chairman	Treasurer
Stonebrook Capital	President	PNC Financial Services	3M Company
Management, LLC	State Street Corporation	Group	St. Paul, MN
Jersey City, NJ	Boston, MA	Pittsburgh, PA

Thomas L. Bennett	John A. Fry
Chairman of the Board	President
Delaware Funds	Drexel University
by Macquarie	Philadelphia, PA
Private Investor
Rosemont, PA

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Senior Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Strategic Allocation Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $48,480 for the fiscal year ended March 31, 2021.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $49,240 for the fiscal year ended March 31, 2020.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $6,501 for the fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $6,501 for the fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2020.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,455,000 and $4,687,000 for the registrant’s fiscal years ended March 31, 2021 and March 31, 2020, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® FOUNDATION FUNDS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 4, 2021

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 4, 2021